AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 2003.


                                                        REGISTRATION NO. 2-80897

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM N-4
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                         PRE-EFFECTIVE AMENDMENT NO.[_]
                       POST-EFFECTIVE AMENDMENT NO. 30 [X]
                                       AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
                       POST-EFFECTIVE AMENDMENT NO. 37 [X]


                         Check appropriate box or boxes)
                                   ----------

                            THE PRUDENTIAL INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
          Address and telephone number of principal executive offices)
                                   ----------

                             THOMAS C. CASTANO, ESQ.
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                   Copies to:
                          C. CHRISTOPHER SPRAGUE, ESQ.
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-6997


It is proposed that this filing will become effective (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on June 27, 2003 pursuant to paragraph (b) of Rule 485 (date)

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on ___________ pursuant to paragraph (a)(1) of Rule 485 (date)

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts
================================================================================

                              VARIABLE INVESTMENT
                                  PLAN[REGTM]

This prospectus describes an individual variable annuity contract offered by The Prudential Insurance Company of America ("Prudential," "We" or "Us").

The Variable Investment Plan offers a wide variety of investment choices, including a fixed interest-rate option, a real estate variable investment option and 13 variable investment options that invest in the following mutual fund portfolios managed by Prudential Investments LLC, an indirect wholly-owned subsidiary of Prudential Financial, Inc., under a manager-of-managers approach:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Prudential Value Portfolio
Small Capitalization Stock
 Portfolio
Stock Index Portfolio

ORD97111
                                                                     May 1, 2003

Please read this prospectus before purchasing a Variable Investment Plan contract and keep it for future reference. Current prospectuses for each of the underlying mutual fund portfolios and the real estate investment option accompany this prospectus. These prospectuses contain important information about these investment options. Please read these prospectuses and keep them for reference.

To learn more about the Variable Investment Plan, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. Prudential also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 25 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:

Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19101

The Variable Investment Plan contract provides a bonus credit for purchase payments made during the first three contract years. Certain charges under the Variable Investment Plan are higher than those under variable annuities that do not offer a bonus. If you withdraw a purchase payment within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges.

The SEC has not determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Investment in a variable annuity is subject to risk, including the possible loss of your money. An investment in the Variable Investment Plan is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Variable Investment Plan is a registered mark of Prudential.

                   Variable Investment Plan Variable Annuity

                               TABLE OF CONTENTS

Caption                                                         Page
GLOSSARY .................................................     ii
SUMMARY ..................................................      1
SUMMARY OF CONTRACT EXPENSES .............................      4
EXPENSE EXAMPLES .........................................      6
1.  WHAT IS THE VARIABLE INVESTMENT
     PLAN VARIABLE ANNUITY? ..............................      8
     Beneficiary .........................................      8
     Death Benefit .......................................      8
     Short Term Cancellation Right or "Free Look" ........      9
     Other Contracts .....................................      9
2.  WHAT INVESTMENT OPTIONS CAN I
     CHOOSE? .............................................      9
     Variable Investment Options .........................      9
     Fixed Interest-Rate Option ..........................     10
     Transfers Among Options .............................     10
     Market Timing .......................................     11
     Dollar Cost Averaging ...............................     11
     Voting Rights .......................................     12
     Substitution ........................................     12
     Other Changes .......................................     12
3.  WHAT KIND OF PAYMENTS WILL I
     RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION) .....................................     12
     Payment Provisions ..................................     12
     Option 1: Life Annuity with 120 Payments
      (10 Years) Certain Option ..........................     12
     Option 2: Interest Payment Option ...................     13
     Option 3: Other Annuity Options .....................     13
4.  WHAT IS THE 1% BONUS? ................................     13
5.  HOW CAN I PURCHASE A VARIABLE
     INVESTMENT PLAN VARIABLE ANNUITY
     CONTRACT? ...........................................     13
     Purchase Payments ...................................     13
     Allocation of Purchase Payments .....................     13
     Calculating Contract Value for Series Fund
      Subaccounts ........................................     14
6.  WHAT ARE THE EXPENSES ASSOCIATED
     WITH THE VARIABLE INVESTMENT PLAN
     VARIABLE ANNUITY CONTRACT? ..........................     14
     Insurance Charges ...................................     14
     Annual Contract Fee .................................     14
     Withdrawal Charge ...................................     15
     Bonus Recapture .....................................     15
     Critical Care Access ................................     15
     Taxes Attributable to Premium .......................     15
     Company Taxes .......................................     16
     Underlying Fees for Variable Investment Options .....     16
7.  HOW CAN I ACCESS MY MONEY? ...........................     16
     Automated Withdrawals ...............................     16
     Suspension of Payments or Transfers .................     17
8.  WHAT ARE THE TAX CONSIDERATIONS
     ASSOCIATED WITH THE VARIABLE
     INVESTMENT PLAN VARIABLE ANNUITY
     CONTRACT? ...........................................     17
     Taxes Payable by You ................................     17
     Taxes on Withdrawals and Surrenders .................     17
     Taxes on Annuity Payments ...........................     17
     Tax Penalties on Withdrawals and Annuity
      Payments ...........................................     18
     Taxes Payable by Beneficiaries ......................     18
     Reporting and Withholding on Distributions ..........     18
     Annuity Qualification ...............................     18
     Changes in the Contract .............................     19
     Additional Information ..............................     19
     Taxes Paid by Prudential ............................     19
9.  OTHER INFORMATION ....................................     19
     The Prudential Insurance Company of America .........     19
     The Separate Account ................................     19
     The Real Property Account ...........................     20
     Sale and Distribution of the Contract ...............     20
     Litigation ..........................................     20
     Assignment ..........................................     24
     Financial Statements ................................     25
     Statement of Additional Information .................     25
     Householding ........................................     25
     Accumulation Unit Values ............................     26

                   Variable Investment Plan Variable Annuity

                                   GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

Accumulation Phase. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

Annuitant. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

Annuity Date. The date when income payments are scheduled to begin.

Bonus. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."

Beneficiary. The person(s) or entity you have chosen to receive a death benefit.

Cash Value. This is the total value of your contract amount minus any applicable charges or fees.

Contract Date. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

Contractowner, Owner, or You. The person entitled to the ownership rights under the contract.

Contract Value. The total value of the amounts in a contract allocated to the variable investment options and the fixed interest-rate option as of a particular date. This amount is referred to in your contract as the "contract fund."

Death Benefit. If the annuitant dies, the designated person(s), that is, the beneficiary, will receive the total value of the contract, or, depending on the age of the annuitant, the total amount invested in the contract, reduced proportionately by withdrawals, whichever is greater.

Fixed Interest-Rate Option. An investment option that offers a fixed-rate of interest for a one year period.

Income Options. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

Mutual Fund Investment Option. When you choose a mutual fund investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the Separate Account. The division of the Separate Account is referred to in your contract as a subaccount.

Purchase Payments. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.

Prudential Annuity Service Center. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.

Real Property Account. One of your variable investment options. It is a separate account established by Prudential to invest, through a partnership, in income-producing real property.

Separate Account. Purchase payments allocated to the mutual fund investment options are held by Prudential in a separate account called the Prudential Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

Tax Deferral. This is a way to generally increase your assets without currently being taxed. You do not generally pay taxes on your contract earnings until you take money out of your contract.

Variable Investment Options. The mutual fund investment options and the Real Property Account.

                    Variable Investment Plan Variable Annuity

SUMMARY

For a more complete discussion of the following topics, see the corresponding section in the prospectus.

1. WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

This variable annuity contract, offered by Prudential, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 13 mutual fund investment options which are associated with portfolios of The Prudential Series Fund, Inc. ("Series Fund"). There is another variable investment option called the Variable Contract Real Property Account ("Real Property Account") and there is also a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate account. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

The fixed interest-rate option offers an interest rate that is guaranteed to be not less than 3.0% per year. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.

You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the mutual fund investment options. There are certain restrictions on transfers involving the fixed interest-rate option and the Real Property Account.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.

Free Look. If you change your mind about owning the Variable Investment Plan contract, you may cancel your contract within 10 days after receiving it (or whatever time period is required in the state where the contract was issued).

Other Contracts. This prospectus describes the Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the SAI.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that are described in the prospectuses located at the end of this prospectus:

                       THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as variable investment options.

                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                                Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                          Prudential Value Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio

                   Variable Investment Plan Variable Annuity

                       THE PRUDENTIAL VARIABLE CONTRACT
                             REAL PROPERTY ACCOUNT

The Real Property Account is a separate account established by Prudential which, through a partnership, invests primarily in income-producing real property.

Depending upon market conditions, you may earn or lose money in any of these variable investment options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund portfolios and the Real Property Account. Performance information for the variable investment options is provided in the SAI; accumulation unit values for the subaccounts corresponding to the Series Fund appear at the end of this prospectus. Past performance is not a guarantee of future results.

You can also put your money into the fixed interest-rate option.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan without receiving our prior consent.

4. WHAT IS THE 1% BONUS?

We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.

Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your agent) with the costs under the Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus. We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.

5. HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

You can purchase this contract, under most circumstances, with a $1,000 initial purchase payment. You can add $100 or more at any time during the accumulation phase of the contract. Your financial professional can help you fill out the proper forms.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The contract has insurance features and investment features, and there are costs related to each. We deduct a $30 contract fee on your contract anniversary (and also upon a full withdrawal) if your contract value is less than $10,000 at that time. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the

                   Variable Investment Plan Variable Annuity

variable investment options. This charge is not assessed against amounts allocated to the fixed interest-rate investment option.

There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will charge your contract for the required premium tax charge which can currently range up to 3.5%.

The mutual fund investment options also have their own expenses that apply to your investment. These annual expenses currently range from 0.37% to 0.82% of the average daily value of the mutual fund portfolio. The expenses of the Real Property Account investment option, which include a 1.25% management fee are substantially higher. See the Real Property Account prospectus located at the back of this prospectus for further information.

During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-8%.

7. HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary, from the date that each purchase payment was made. After the eighth contract anniversary, there is no charge for a withdrawal for that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?
Your earnings are not generally taxed until you take withdrawals. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income.

9. OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America and sold by licensed representatives.

                   Variable Investment Plan Variable Annuity

                         SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Variable Investment Plan variable annuity contract. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

For more information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Variable Investment Plan Variable Annuity Contract?" on page 14. For more detailed expense information about the Series Fund and Real Property Account, please refer to the prospectuses located at the back of this prospectus.

                                          Number of Contract Anniversaries
Transaction Expenses                 Since the Date of Each Purchase Payment
----------------------------------   -----------------------------------------
   Withdrawal Charge(1):             0     8% plus return of 1% bonus
                                     1     7% plus return of 1% bonus
                                     2     6% plus return of 1% bonus
                                     3     5% plus return of 1% bonus
                                     4     4% plus return of 1% bonus
                                     5     3% plus return of 1% bonus
                                     6     2% plus return of 1% bonus
                                     7     1% plus return of 1% bonus
                                     8     0%
   Maximum Annual Contract
   Fee and Full Withdrawal Fee(2):   ......$30.00

Annual Account Expenses
-------------------------
  As a percentage of the average account
  value in the variable investment options.

  Mortality and Expense Risk ................1.20%

--------------------------------------------------------------------------------
(1) Withdrawal charges are imposed only on purchase payments. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year) without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access Option (see page 15). Withdrawal charges are also waived when a death benefit is paid.
(2) This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

                   Variable Investment Plan Variable Annuity

The next item shows the minimum and maximum total operating expenses charged by the mutual fund or Real Property Account associated with the variable investment options that you may pay periodically during the time that you own the contract. More detail concerning each variable investment option's fees and expenses is contained in the underlying Series Fund and Real Property Account prospectuses. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Mutual fund expenses are not fixed or guaranteed by the Prudential Variable Investment Plan contract, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service fees, and other expenses)

                                                  MINIMUM      MAXIMUM
                                                 ---------   ----------
Total Annual Mutual Fund Operating Expenses*        0.37%        0.82%

*The Total Annual Operating Expenses for the Real Property Account are 7.06%

                   Variable Investment Plan Variable Annuity

                               EXPENSE EXAMPLES

--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The Examples assume that you invest $1,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the variable investment option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

--------------------------------------------------------------------------------
Example 1 - If You Withdraw Your Assets

Example 1 assumes that:

o  you invest $1,000 in the Variable Investment Plan;
o you allocate all of your assets to the variable investment options having the maximum total operating expenses;
o  you withdraw all your assets at the end of the time period indicated;
o  your investment has a 5% return each year; and
o the underlying mutual fund's total operating expenses remain the same each year.

Your actual costs may be higher or lower.

Example 2 - If You Do Not Withdraw Your Assets
Example 2 assumes that:

o  you invest $1,000 in the Variable Investment Plan;
o you allocate all of your assets to the variable investment options having the maximum total operating expenses;
o you do not withdraw any of your assets at the end of the time period indicated;
o  your investment has a 5% return each year; and
o the underlying mutual fund's total operating expenses remain the same each year.

Your actual costs may be higher or lower.

On the following page are examples of what your costs would be using these assumptions.

                                       BASE DEATH BENEFIT
-------------------------------------------------------------------------------------------------
                        EXAMPLE 1:                                        EXAMPLE 2:
               IF YOU WITHDRAW YOUR ASSETS                    IF YOU DO NOT WITHDRAW YOUR ASSETS
-------------------------------------------------------------------------------------------------
          1 YR      3 YRS     5 YRS     10 YRS                1 YR     3 YRS     5 YRS     10 YRS
-------------------------------------------------------------------------------------------------
          $103      $129      $158      $241                  $21      $65       $112      $241

Notes for Annual Underlying Mutual Fund Expenses:

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                   Variable Investment Plan Variable Annuity

The values shown in the 10 year column are the same for Example 1 and Example
2. This is because after 10 years, we would no longer deduct withdrawal charges when you make a withdrawal, or when you begin the income phase of your contract.

If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we deduct a $30 fee. These examples use an average annual contract fee, which we calculated based on our estimate of the total contract fees we expect to collect in 2003. Based on these estimates, the annual contract fee is included as an annual charge of 0.038% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). Premium taxes are not reflected in these examples. A charge for premium taxes may apply depending on the state where you live.

                   Variable Investment Plan Variable Annuity

1. What is the Variable Investment Plan Variable Annuity?

The Variable Investment Plan Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America ("Prudential," "We" or "Us").

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

The Variable Investment Plan is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 14 variable investment options as well as a guaranteed fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the variable investment option(s) you have selected. Because the options fluctuate in value depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Variable Investment Plan also contains a guaranteed fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else and we agree to that designation. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant may not be changed.

Beneficiary
The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. Your written request to change a beneficiary becomes effective only when we file it at our service office.

Death Benefit
If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. We require proof of death to be submitted promptly.

This is how the amount of the death benefit is calculated:

If the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the date we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

Suppose a contractowner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This

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                   Variable Investment Plan Variable Annuity

amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the value of the contract.

Different rules may apply when co-annuitants are named. There are tax requirements that apply to distributions made as a result of an annuitant's death. See the Section 8, "What Are The Tax Considerations Associated with the Variable Investment Plan Variable Annuity Contract?" and the Statement of Additional Information for details.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

Short Term Cancellation Right or "Free Look"
If you change your mind about owning the Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. Generally, you will receive, depending on applicable law:

o Your full purchase payment, less any applicable federal and state income tax withholding, or
o The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment.

To the extent dictated by law. we will include in your refund the amount of any fees and charges that we deducted.

Other Contracts

This prospectus describes the Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o  payout options,
o  sales charges on withdrawals, and
o  naming of an annuitant.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the SAI.

2. What Investment Options Can I Choose?
The contract gives you the choice of allocating your purchase payments to any one or more of the 14 variable investment options or a fixed interest- rate option. There is a separate prospectus for The Prudential Series Fund, Inc. and for the Real Property Account provided with this prospectus. You should read The Prudential Series Fund, Inc. and/or Real Property Account prospectus before you decide to allocate your assets to these variable investment options.

Variable Investment Options

The Prudential Series Fund, Inc.

Listed below are The Prudential Series Fund, Inc. ("Series Fund") portfolios which are available as variable investment options. Each portfolio has a different investment objective.

o  Conservative Balanced Portfolio

o  Diversified Bond Portfolio

o  Equity Portfolio

o  Flexible Managed Portfolio

o  Global Portfolio

o  Government Income Portfolio

o  High Yield Bond Portfolio

o  Jennison Portfolio (domestic equity)

o  Money Market Portfolio

o  Natural Resources Portfolio

o  Prudential Value Portfolio (domestic equity)

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

                   Variable Investment Plan Variable Annuity

o  Small Capitalization Stock Portfolio

o  Stock Index Portfolio

The Prudential Series Fund, Inc. is managed by Prudential Investments LLC ("PI"), an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), through subadvisers that PI employs by using a manager-of-managers approach.

The subadvisers, which have day-to-day responsibility for managing the portfolios, are subject to the oversight of PI using a manager-of-managers approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

Prudential Investment Management, Inc., also an indirect wholly-owned subsidiary of Prudential Financial, serves as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global, Natural Resources and Prudential Value Portfolios. Jennison also serves as subadviser to a portion of the Equity Portfolio.

GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Prudential Variable Contract Real Property Account

The Real Property Account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land and other real estate related investments. The partnership is managed by Prudential, for which Prudential charges the partnership a daily fee of 1.25% per year of the average daily gross assets of the partnership.

An affiliate of the Series Fund may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the contract.

Fixed Interest-Rate Option

We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

Transfers Among Options

Up to four times each contract year, you can transfer money among the mutual fund investment options and from the mutual fund investment options to the fixed interest-rate option and the Real Property Account. The minimum transfer amount is $300. You will need to get our consent if you want to make a transfer that is less than $300 or if making a transfer would reduce the value of the variable option to less than $300. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take

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

                   Variable Investment Plan Variable Annuity

effect as of the end of the business day on which it was received, if it was received prior to 4:00 p.m. Eastern time on that day. Any request received after 4:00 p.m. Eastern time on a given business day will take effect as of the end of the following business day.

You can make transfers out of the fixed interest-rate and the Real Property Account options only during the 30-day period following your contract anniversary date.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o  25% of the amount allocated to the fixed interest-rate option, or
o  $2,000.

The maximum amount you may transfer from the Real Property Account is limited to the greater of:

o  50% of the amount allocated to the Real Property Account, or
o  $10,000.

Market Timing
The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the funds. Typically, such agreements give the fund the right to refuse transaction requests that would be disruptive to the fund--such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement or effecting exchanges on a delayed basis. Before implementing such a practice, Prudential will issue a separate written notice to contract owners that explains the practice in detail.

Dollar Cost Averaging
The Dollar Cost Averaging ("DCA") feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the same date each month as your DCA start date, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed each year. This feature is available only during the contract accumulation phase.

By investing amounts on a regular basis, instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuations on your purchase payments. Of course, dollar cost averaging cannot ensure a profit, or protect against a loss, in a declining market.

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

                   Variable Investment Plan Variable Annuity

Voting Rights
Prudential is the legal owner of the shares in the Series Fund, however, we vote these shares according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and the shares that we own directly, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

Substitution
We may substitute one or more of the Series Fund portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would not do this without the approval of the SEC and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

Other Changes
We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3. What Kind of Payments Will I Receive During the Income Phase? (Annuitization)

Payment Provisions
Under the terms of the currently offered contract we can begin making annuity payments any time after the third contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday (unless we agree to another date). Different provisions and payment options apply to certain previously offered contracts. See the discussion contained in the SAI for further details.

We make the annuity options described below available at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the third contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.

If an annuity option is not selected by your annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected, unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract.

Option 1. Life Annuity with 120 Payments (10 Years) Certain Option
Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. The interest-rate

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

                   Variable Investment Plan Variable Annuity

used will always be at least 3.5% a year.

Option 2. Interest Payment Option
Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.

Option 3. Other Annuity Options
We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.

These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.

4. What is the 1% Bonus?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within eight contract anniversaries of the time that purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.

5. How Can I Purchase a Variable Investment Plan Variable Annuity Contract?

Purchase Payments
A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $1,000. You must get our prior approval for purchase payments of $2 million or more. You can make additional purchase payments of at least $100 or more at any time during the accumulation phase. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

Allocation of Purchase Payments
When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option. The initial allocation to any investment option must be at least $300. The minimum subsequent allocation to a particular investment option must be at least 1% of your purchase payment. When you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each

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

                   Variable Investment Plan Variable Annuity

subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

Calculating Contract Value for Series Fund Subaccounts

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

      1. Adding up the total amount of money allocated to a specific investment option;

      2. Subtracting from that amount insurance charges and any other charges such as taxes; and

      3. Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 26 of this prospectus give you more detailed information about the accumulation units of the mutual fund investment options.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest-rate of 3% a year on that portion of the contract allocated to the fixed interest-rate option.

6. What are the Expenses Associated with the Variable Investment Plan Variable Annuity Contract?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

Insurance Charges
Each day, we make a deduction for insurance charges as follows:

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

Annual Contract Fee
During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This

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

                   Variable Investment Plan Variable Annuity

charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

Withdrawal Charge
During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

You will need to get our consent if you want to make a partial withdrawal that is less than $300 or, if by making a partial withdrawal, your contract value would be reduced to less than $300.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

Each contract year, you can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made in that contract year), without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                       Number of Contract Anniversaries
                    Since the Date of Each Purchase Payment

          0.......................................................8%
          1.......................................................7%
          2.......................................................6%
          3.......................................................5%
          4.......................................................4%
          5.......................................................3%
          6.......................................................2%
          7.......................................................1%
          8.......................................................0%

If you are 81 or older when you make your purchase payment, your surrender charges for that payment will be lower.

Bonus Recapture
The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase payments are withdrawn within eight contract anniversaries after the payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges would apply. If you make a withdrawal eight contract anniversaries or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.

Critical Care Access
We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live), there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and

                   Variable Investment Plan Variable Annuity

may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Company Taxes
We will pay the taxes on the earnings of the separate account. We are not currently charging the separate account for company taxes. We will periodically review the issue of charging the separate account for company taxes and may impose such a charge in the future.

Underlying Fees for Variable Investment Options
When you allocate a purchase payment or a transfer to the mutual fund investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 0.82% of fund assets. The fee for the Real Property Account on an annual basis is 7.06% of its average daily gross assets. For additional information about these fund fees, please consult the Series Fund and Real Property Account prospectus, which is attached to this prospectus.

7. How Can I Access My Money?
You can access your money by:

o  Making a withdrawal (either partial or complete), or
o  Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract is reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 8 of this prospectus.

Automated Withdrawals
This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can take is $300.

Income taxes, tax penalties, withdrawal charges and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 8 of this prospectus.

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

                   Variable Investment Plan Variable Annuity

Suspension of Payments or Transfers
We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

      1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2.    Trading on the New York Stock Exchange is restricted;

      3. An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

      4. The SEC, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

8. What are the Tax Considerations Associated with the Variable Investment Plan Variable Annuity Contract?

The following discussion covers annuity contracts owned by individuals. It does not cover annuity contracts held under tax-favored retirement plans or contracts held by other than individuals. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice.

Taxes Payable by You
We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

Generally, annuity contracts issued to you by the same company (and affiliates) during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrenders
o If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract, while you are alive even if the withdrawal is paid to someone else.
o If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal.
o If you elect the interest payment option, you will be treated, for tax purposes as surrendering your contract.
o If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

Taxes on Annuity Payments
A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

                   Variable Investment Plan Variable Annuity

A lump sum payment taken in lieu of remaining annuity payments is not considered an annuity payment for tax purposes. Any such lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a penalty tax.

Tax Penalties on Withdrawals and Annuity Payments
Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

o the amount is paid on or after you reach age 59 1/2, or in the event of your death;
o  the amount received is attributable to your becoming disabled;
o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and
o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five-year period beginning with the first payment and ending after you reach age 59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries
All the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate.

Generally, the same tax rules apply to amounts received by your beneficiary as those stated above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

Reporting and Withholding on Distributions
Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Annuity Qualification

Diversification and Investor Control

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. For further information on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Series Fund. It also means that Prudential, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these requirements will be met.

Required Distributions Upon Your Death

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under

                   Variable Investment Plan Variable Annuity

the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within five years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death. Your beneficiary must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

Changes in the Contract

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

Additional Information

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
o  You wish additional information on withholding taxes.

Taxes Paid by Prudential
Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Internal Revenue Code of 1986, as amended. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is currently being made against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in certain states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the taxes paid by Prudential that are attributable to the separate account may result in a corresponding charge against the separate account.

9. Other Information

The Prudential Insurance Company of America
The Prudential Insurance Company of America ("Prudential") is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.


The Separate Account
We have established a separate account, the Prudential Individual Variable Contract Account ("separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on

                   Variable Investment Plan Variable Annuity

October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, is provided in the SAI.

The Real Property Account
The Prudential Variable Contract Real Property Account ("Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotel, apartments or industrial properties. It also invests in mortgage loans and other real estate related investments.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the investment risks, the partnership's investment objectives and all other aspects of the Real Property Account's and the partnership's operations is contained in the attached prospectus. Any contractowner considering the real estate investment option should read the attached prospectus for the Real Property Account, together with this prospectus.

Sale and Distribution of the Contract
Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102- 4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").

We pay the broker-dealer whose registered representatives sell the Contract either:

o  a commission of up to 6.00% of your purchase payments; or
o a combination of a commission on purchase payments and a "trail" commission--which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representatives who sold the contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Litigation
We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our other operations, including the businesses we are winding down or have divested, including claims related to our discontinued healthcare operations. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment.

In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. We filed an answer denying the claims. Thereafter, both we and the plaintiffs filed separate motions for summary judgment. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability, permitting us to appeal the order and staying the case pending completion of the appeal proceeding. The New Mexico Court of Appeals issued a decision on January 17, 2003 reversing the finding of summary judgment in favor of plaintiffs and affirming the denial of Prudential Insurance's motion to dismiss all claims on federal pre-emption grounds. It remanded the case to the trial court to determine if the alleged nondisclosures were material to the plaintiffs. Both the Company and plaintiffs filed petitions for writ of certiorari to the New Mexico Supreme Court, both of which have been denied.

                   Variable Investment Plan Variable Annuity

In October 2001, four housing advocacy groups and several individuals represented by one of the groups filed an action against the Company in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that Prudential Insurance and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied our motion to dismiss and in August 2002, denied our motion for reconsideration of its decision.

In July 2001, a purported national class action was filed against Prudential Insurance and its Board of Directors in the Superior Court of Essex County, New Jersey, Hutcheson v. Prudential Insurance, et al., challenging Prudential Insurance's Plan of Reorganization. The complaint alleges that, pursuant to the Plan of Reorganization, non-participating policyholders would be paid demutualization compensation at the expense of participating policyholders and purports to assert causes of action for violation of New Jersey's demutualization law, breach and anticipatory breach of contract, and breach of fiduciary duty. The complaint also seeks to enjoin implementation of the Plan of Reorganization, to set aside the results of any vote to approve the Plan of Reorganization, and compensatory damages.

After Hutcheson was filed, two similar lawsuits, containing allegations relating to the payment of demutualization compensation to non-participating policyholders, were filed in the Superior Court of New Jersey, Essex County, i.e., Denenberg v. Prudential Insurance and Scala v. Prudential Insurance. The Scala complaint also contains allegations concerning the creation of the "Closed Block" and raises issues pertaining to voting on the Plan of Reorganization, including disclosures to policyholders. We have filed motions to dismiss all three actions. Hutcheson, Denenberg and Scala are all presently stayed pending the resolution of the appeals described below.

The New Jersey law governing the demutualization provides that a Commissioner's order approving or disapproving a plan of reorganization shall be a final agency decision subject to appeal in accordance with, and within the time period specified by, the rules governing the courts of the State of New Jersey. In October and November, 2001, policyholders, including certain of the plaintiffs in the lawsuits described in the preceding paragraph, filed notices of appeal with the Superior Court of New Jersey, Appellate Division, that challenge the Commissioner's approval of the Plan of Reorganization, including its provision for distribution of consideration to non-participating policyholders. The appeals have all been consolidated. Oral argument was heard in April 2003.

A successful challenge to the Plan of Reorganization or the Commissioner's Decision and Order (and the demutualization) could result in monetary damages, a modification of the Plan of Reorganization, or the Commissioner's approval being set aside. A successful challenge would likely result in substantial uncertainty relating to the terms and effectiveness of the Plan of Reorganization, and a substantial period of time might be required to reach a final determination. Such an outcome would likely negatively affect holders of Common Stock and could have a material adverse effect on our business, results of operations and financial condition.

In August 2002, a purported nationwide class action was filed in the United States District Court for the Eastern District of Texas captioned Wright, et al.
v. Ryan, et al. The complaint names as defendants Prudential Insurance, Prudential Financial and various present and former officers and directors of the companies and alleges that the treatment of the costs of the sales practices litigation and settlement resulted in an inappropriate allocation of demutualization consideration under the Plan and that such allocation was not accurately described to the policyholders prior to voting. The complaint asserts claims based on common law fraud, breach of fiduciary duty, tortious interference and violations of the RICO statutes, and seeks compensatory and punitive damages in unspecified amounts. In November 2002, the case was transferred to the United States District Court for the District of New Jersey. The Company has moved to dismiss the case but the motion has not yet been decided.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential Insurance, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the Court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. Defendants answered the second amended complaint in November 2001. In October 2002, plaintiffs' motion for class certification was denied.

In August 1999, a Prudential Insurance employee and several Prudential Insurance retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential Insurance and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and Prudential Insurance. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential Insurance would retain shares distributed under the annuity contract in violation of ERISA's fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The complaint seeks injunctive and monetary relief, including restitution to the Prudential Retirement Plan of amounts alleged to have been wrongfully withdrawn and disgorgement of profits made on the use of Plan assets. In March 2002, the court dismissed certain of the claims against the individual defendants.

We have agreed to indemnify Aetna for certain litigation involving our discontinued healthcare operations, and we have been sued directly for certain alleged actions occurring before the disposition of those operations (August
1999). This litigation includes class action lawsuits and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups and former policyholders, purported class action lawsuits challenging practices of our former managed care operations, including the class action lawsuits described below, and coordination of benefits with other carriers.

Nationwide class action lawsuits were filed against us in 1999-2000 in several United States District Courts on behalf of participants in our managed health care plans. In October 2000, by Order of the Judicial Panel on Multi-District Litigation, these actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida, in a consolidated proceeding captioned In re Managed Care Litigation. The consolidated subscriber complaint, Williamson v. Prudential Insurance, alleges violations of RICO and ERISA through alleged misrepresentations of the level of health care services provided, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of fiduciary duty, and deprivation of plaintiffs' rights to the receipt of honest medical services. It also alleges that we and other major health care organizations engaged in an industry-wide conspiracy to defraud subscribers as to the level of services and quality of care. The complaint seeks compensatory damages, restitution and treble damages, all in unspecified amounts, the imposition of an equitable trust for any wrongful revenues and attorneys' fees. Our motion to dismiss the complaint for failure to state a claim was granted and the case dismissed with leave to amend. An amended complaint filed in June 2001 asserts substantially the same claims. In February 2002, the District Court granted our motion to dismiss the RICO, conspiracy and unjust enrichment claims but not the ERISA breach of fiduciary duty claim and granted leave to plaintiffs to amend the ERISA claim. We joined the other defendants in filing a motion for reconsideration of the February dismissal order to the extent that it did not dismiss the ERISA fiduciary duty claims. Plaintiffs filed a motion for reconsideration of the dismissal of the RICO claims. These motions were denied by the District Court in June 2002. We also joined the other defendants in filing a petition requesting that the order be certified for appellate review, that was denied by the United States Court of Appeals for the Eleventh Circuit in May 2002. In the Fall of 2002, the District Court denied the plaintiffs' motion for class certification.

In Batas and Vogel v. Prudential Insurance, a case filed in a New York County Supreme Court in 1997 based on allegations similar to those in Williamson, an intermediate appeals court held that claims alleging breach of contract, fraud, tortious interference with contractual relations and violations of the New York deceptive acts and practices statute may be brought against managed care organizations. The appeals court affirmed the dismissal of claims for breach of fiduciary duty, breach of the covenant of good faith and for injunctive and declaratory relief. Plaintiffs' motion to certify a nationwide class of non-ERISA plan participants is pending.

We have also been sued in Shane v. Humana, et al., a purported nationwide class action lawsuit brought on behalf of provider physicians and physician groups against Prudential and other health care companies in the consolidated proceeding in the United States District Court for the Southern District of Florida. That case alleges that the defendants engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The original complaint asserted various claims for relief based on these allegations, several of which the court, in response to our motion, held were subject to mandatory arbitration. In February 2002, the Court granted our motion to dismiss the remaining claims, including RICO conspiracy and aiding and abetting claims, but allowed plaintiffs the opportunity to amend the complaint. We appealed the District Court's decision to the United States Court of Appeals for the Eleventh Circuit to the extent it failed to require the plaintiff to arbitrate all claims against us. In March 2002, the Court of Appeals affirmed the District Court's arbitration order in all respects. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001. Like the original complaint, it alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. Our motion to dismiss the amended complaint remains pending. In the Fall of 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians. That order has been appealed to the United States Court of Appeals for the Eleventh Circuit.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

Assignment
You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. Under certain circumstances we must approve the assignment before it becomes effective. An assignment, like any other change in ownership, may trigger a taxable event.

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

Financial Statements
The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the Separate Account associated with the Variable Investment Plan are included in the Statement of Additional Information.

Statement of Additional Information

Contents:

o  Company
o  Directors and Officers
o Further Information Regarding Previously Offered Variable Investment Plan Contracts
o  Distribution of the Contract
o  Allocation of Initial Purchase Payment
o  Participation in Divisible Surplus
o  Performance Information
o  Experts
o  Federal Tax Status
o  Financial Information


Householding
To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each Contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time and begin to receive your own copy of prospectuses and shareholder reports by calling 1-877-778-5008.

                           ACCUMULATION UNIT VALUES
              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                     PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                       (Condensed Financial Information)

                                                                                      SUBACCOUNTS
                                                                    ---------------------------------------------
                                                                                      Money Market
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.440   $       2.372   $       2.260
2. Accumulation unit value at end of period .......................         2.448           2.440           2.372
3. Number of accumulation units outstanding at end of period ......    15,845,279      16,206,998      15,094,535
                                                                    ---------------------------------------------
                                                                                    Diversified Bond
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.819   $       3.613   $       3.332
2. Accumulation unit value at end of period .......................         4.040           3.819           3.613
3. Number of accumulation units outstanding at end of period ......     9,464,773      10,256,758      10,095,327
                                                                    ---------------------------------------------
                                                                                    Government Income
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.320   $       2.172   $       1.949
2. Accumulation unit value at end of period .......................         2.568           2.320           2.172
3. Number of accumulation units outstanding at end of period ......    17,484,564      15,586,694      17,709,759
                                                                    ---------------------------------------------
                                                                                  Conservative Balanced
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.255   $       4.394   $       4.469
2. Accumulation unit value at end of period .......................         3.827           4.255           4.394
3. Number of accumulation units outstanding at end of period ......    48,707,255      60,388,542      70,918,908

                                                                    ---------------------------------------------
                                                                                       Money Market
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.179   $       2.092   $       2.008
2. Accumulation unit value at end of period .......................         2.260           2.179           2.092
3. Number of accumulation units outstanding at end of period ......    19,534,818      19,160,802      16,449,578
                                                                    ---------------------------------------------
                                                                                     Diversified Bond
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.397   $       3.208   $       2.990
2. Accumulation unit value at end of period .......................         3.332           3.397           3.208
3. Number of accumulation units outstanding at end of period ......    12,088,846      14,862,088      15,781,677
                                                                    ---------------------------------------------
                                                                                     Government Income
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.027   $       1.881   $       1.736
2. Accumulation unit value at end of period .......................         1.949           2.027           1.881
3. Number of accumulation units outstanding at end of period ......    20,844,166      24,947,937      26,590,965
                                                                    ---------------------------------------------
                                                                                   Conservative Balanced
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.238   $       3.839   $       3.424
2. Accumulation unit value at end of period .......................         4.469           4.238           3.839
3. Number of accumulation units outstanding at end of period ......    86,467,189     103,465,203     117,938,119

                                                                    -------------------------------------------------------------
                                                                                             Money Market
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.931   $       1.847   $       1.796   $       1.766
2. Accumulation unit value at end of period .......................         2.008           1.931           1.847           1.796
3. Number of accumulation units outstanding at end of period ......    20,966,170      21,383,688      19,719,686      21,196,310
                                                                    -------------------------------------------------------------
                                                                                            Diversified Bond
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.899   $       2.430   $       2.541   $       2.335
2. Accumulation unit value at end of period .......................         2.990           2.899           2.430           2.541
3. Number of accumulation units outstanding at end of period ......    17,983,051      17,350,482      19,297,770      22,228,674
                                                                    -------------------------------------------------------------
                                                                                          Government Income
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.719   $       1.456   $       1.553   $       1.397
2. Accumulation unit value at end of period .......................         1.736           1.719           1.456           1.553
3. Number of accumulation units outstanding at end of period ......    32,103,624      36,188,716      42,950,931      51,712,560
                                                                    -------------------------------------------------------------
                                                                                         Conservative Balanced
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.077   $       2.655   $       2.713   $       2.447
2. Accumulation unit value at end of period .......................         3.424           3.077           2.655           2.713
3. Number of accumulation units outstanding at end of period ......   132,264,454     133,247,386     144,960,917     132,233,247

*Commencement of Business
The financial statements of the Account are in the Statement of Additional Information.

                           ACCUMULATION UNIT VALUES
              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                     PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                 (Condensed Financial Information) (Continued)

                                                                                       SUBACCOUNTS
                                                                    ---------------------------------------------
                                                                                     Flexible Managed
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.780   $       5.129   $       5.266
2. Accumulation unit value at end of period .......................         4.122           4.780           5.129
3. Number of accumulation units outstanding at end of period ......    29,289,119      35,195,708      40,893,782
                                                                    ---------------------------------------------
                                                                                     High Yield Bond
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.061   $       2.095   $       2.302
2. Accumulation unit value at end of period .......................         2.067           2.061           2.095
3. Number of accumulation units outstanding at end of period ......     6,637,817       7,637,612       8,955,833
                                                                    ---------------------------------------------
                                                                                        Stock Index
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
1. Accumulation unit value at beginning of period ................. $       4.507   $       5.185   $       5.768
2. Accumulation unit value at end of period .......................         3.465           4.507           5.185
3. Number of accumulation units outstanding at end of period ......    21,834,324      25,937,264      30,002,946
                                                                    ---------------------------------------------
                                                                                     Prudential Value
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
1. Accumulation unit value at beginning of period ................. $       4.870   $       5.032   $       4.406
2. Accumulation unit value at end of period .......................         3.755           4.870           5.032
3. Number of accumulation units outstanding at end of period ......    14,156,239      16,762,167      18,220,983
                                                                    ---------------------------------------------
                                                                                          Equity
                                                                    ---------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00
                                                                         to              to              to
                                                                      12/31/02        12/31/01        12/31/00
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       7.526   $       8.574   $       8.402
2. Accumulation unit value at end of period .......................         5.775           7.526           8.574
3. Number of accumulation units outstanding at end of period ......    21,404,307      25,908,247      28,706,480

                                                                    ---------------------------------------------
                                                                                     Flexible Managed
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.944   $       4.540   $       3.895
2. Accumulation unit value at end of period .......................         5.266           4.944           4.540
3. Number of accumulation units outstanding at end of period ......    50,140,349      61,157,390      70,568,253
                                                                    ---------------------------------------------
                                                                                     High Yield Bond
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.227   $       2.308   $       2.053
2. Accumulation unit value at end of period .......................         2.302           2.227           2.308
3. Number of accumulation units outstanding at end of period ......    11,178,289      14,194,497      15,264,711
                                                                    ---------------------------------------------
                                                                                       Stock Index
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.842   $       3.816   $       2.907
2. Accumulation unit value at end of period .......................         5.768           4.842           3.816
3. Number of accumulation units outstanding at end of period ......    32,475,674      33,545,384      33,400,486
                                                                    ---------------------------------------------
                                                                                     Prudential Value
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.963   $       4.108   $       3.044
2. Accumulation unit value at end of period .......................         4.406           3.963           4.108
3. Number of accumulation units outstanding at end of period ......    22,411,904      28,115,406      29,188,995
                                                                    ---------------------------------------------
                                                                                          Equity
                                                                    ---------------------------------------------
                                                                      01/01/99        01/01/98        01/01/97
                                                                         to              to              to
                                                                      12/31/99        12/31/98        12/31/97
                                                                    -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       7.559   $       6.996   $       5.680
2. Accumulation unit value at end of period .......................         8.402           7.559           6.996
3. Number of accumulation units outstanding at end of period ......    34,792,596      42,333,211      47,230,540

                                                                    -------------------------------------------------------------
                                                                                           Flexible Managed
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94     01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.469   $       2.828   $       2.955   $       2.587
2. Accumulation unit value at end of period .......................         3.895           3.469           2.828           2.955
3. Number of accumulation units outstanding at end of period ......    80,196,501      80,116,280      86,950,166      82,697,681
                                                                    -------------------------------------------------------------
                                                                                            High Yield Bond
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.865   $       1.605   $       1.670   $       1.417
2. Accumulation unit value at end of period .......................         2.053           1.865           1.605           1.670
3. Number of accumulation units outstanding at end of period ......    16,519,861      15,869,142      15,675,021      14,204,249
                                                                    -------------------------------------------------------------
                                                                                            Stock Index
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.401   $       1.772   $       1.776   $       1.639
2. Accumulation unit value at end of period .......................         2.907           2.401           1.772           1.776
3. Number of accumulation units outstanding at end of period ......    32,289,212      26,855,828      25,648,545      24,959,253
                                                                    -------------------------------------------------------------
                                                                                            Prudential Value
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.530   $       2.104   $       2.099   $       1.737
2. Accumulation unit value at end of period .......................         3.044           2.530           2.104           2.099
3. Number of accumulation units outstanding at end of period ......    29,360,348      28,317,862      26,707,292      19,580,278
                                                                    -------------------------------------------------------------
                                                                                               Equity
                                                                    -------------------------------------------------------------
                                                                      01/01/96        01/01/95        01/01/94        01/01/93
                                                                         to              to              to              to
                                                                      12/31/96        12/31/95        12/31/94        12/31/93
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       4.850   $       3.738   $       3.681   $       3.056
2. Accumulation unit value at end of period .......................         5.680           4.850           3.738           3.681
3. Number of accumulation units outstanding at end of period ......    50,992,740      48,356,691      44,189,146      39,039,555

*Commencement of Business
The financial statements of the Account are in the Statement of Additional Information.

                           ACCUMULATION UNIT VALUES
              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                     PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                 (Condensed Financial Information) (Continued)

                                                                    -------------------------------------------------------------
                                                                                              SUBACCOUNTS
                                                                    -------------------------------------------------------------
                                                                                                Global
                                                                    -------------------------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00        01/01/99
                                                                         to              to              to              to
                                                                      12/31/02        12/31/01        12/31/00        12/31/99
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.300   $       2.825   $       3.472   $       2.370
2. Accumulation unit value at end of period .......................         1.701           2.300           2.825           3.472
3. Number of accumulation units outstanding at end of period ......    11,979,741      14,477,346      17,018,949      15,572,878
                                                                    -------------------------------------------------------------
                                                                                          Natural Resources
                                                                    -------------------------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00        01/01/99
                                                                         to              to              to              to
                                                                      12/31/02        12/31/01        12/31/00        12/31/99
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       3.544   $       3.988   $       2.931   $       2.032
2. Accumulation unit value at end of period .......................         4.164           3.544           3.988           2.931
3. Number of accumulation units outstanding at end of period ......     4,632,035       4,807,191       5,369,179       5,492,182
                                                                    -------------------------------------------------------------
                                                                                                Jennison
                                                                    -------------------------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00        01/01/99
                                                                         to              to              to              to
                                                                      12/31/02        12/31/01        12/31/00        12/31/99
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.307   $       2.856   $       3.497   $       2.489
2. Accumulation unit value at end of period .......................         1.574           2.307           2.856           3.497
3. Number of accumulation units outstanding at end of period ......    27,559,278      33,874,049      40,561,838      31,896,465
                                                                    -------------------------------------------------------------
                                                                                      Small Capitalization Stock
                                                                    -------------------------------------------------------------
                                                                      01/01/02        01/01/01        01/01/00        01/01/99
                                                                         to              to              to              to
                                                                      12/31/02        12/31/01        12/31/00        12/31/99
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.212   $       2.120   $       1.902   $       1.708
2. Accumulation unit value at end of period .......................         1.859           2.212           2.120           1.902
3. Number of accumulation units outstanding at end of period ......    10,012,617      10,355,650      10,226,502       8,966,981



                                                                    -------------------------------------------------------------
                                                                                                Global
                                                                    -------------------------------------------------------------
                                                                      01/01/98        01/01/97        01/01/96        01/01/95
                                                                         to              to              to              to
                                                                      12/31/98        12/31/97        12/31/96        12/31/95
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.917   $       1.814   $       1.533   $       1.339
2. Accumulation unit value at end of period .......................         2.370           1.917           1.814           1.533
3. Number of accumulation units outstanding at end of period ......    16,442,502      19,189,192      21,007,801      18,445,275
                                                                    -------------------------------------------------------------
                                                                                          Natural Resources
                                                                    -------------------------------------------------------------
                                                                      01/01/98        01/01/97        01/01/96        01/01/95
                                                                         to              to              to              to
                                                                      12/31/98        12/31/97        12/31/96        12/31/95
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       2.481   $       2.840   $       2.196   $       1.751
2. Accumulation unit value at end of period .......................         2.032           2.481           2.840           2.196
3. Number of accumulation units outstanding at end of period ......     7,014.841       9,429,004      10,476,240       8,792,973
                                                                    -------------------------------------------------------------
                                                                                                Jennison
                                                                    -------------------------------------------------------------
                                                                      01/01/98        01/01/97        01/01/96       01/01/95*
                                                                         to              to              to              to
                                                                      12/31/98        12/31/97        12/31/96        12/31/95
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.832   $       1.408   $       1.245   $       1.009
2. Accumulation unit value at end of period .......................         2.489           1.832           1.408           1.245
3. Number of accumulation units outstanding at end of period ......    20,612,417      11,790,707       8,907,930       3,331,892
                                                                    -------------------------------------------------------------
                                                                                      Small Capitalization Stock
                                                                    -------------------------------------------------------------
                                                                      01/01/98        01/01/97        01/01/96       01/01/95*
                                                                         to              to              to              to
                                                                      12/31/98        12/31/97        12/31/96        12/31/95
                                                                    -------------   -------------   -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.742   $       1.408   $       1.190   $       1.002
2. Accumulation unit value at end of period .......................         1.708           1.742           1.408           1.190
3. Number of accumulation units outstanding at end of period ......    10,647,324       8,957,289       5,169,868       1,491,116


                                                                    -----------------------------
                                                                               Global
                                                                    -----------------------------
                                                                      01/01/94        01/01/93
                                                                         to              to
                                                                      12/31/94        12/31/93
                                                                    -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.425   $       1.007
2. Accumulation unit value at end of period .......................         1.339           1.425
3. Number of accumulation units outstanding at end of period ......    20,295,941       5,444,571
                                                                    -----------------------------
                                                                           Natural Resources
                                                                    -----------------------------
                                                                      01/01/94        01/01/93
                                                                         to              to
                                                                      12/31/94        12/31/93
                                                                    -------------   -------------
1. Accumulation unit value at beginning of period ................. $       1.851   $       1.497
2. Accumulation unit value at end of period .......................         1.751           1.851
3. Number of accumulation units outstanding at end of period ......     8,870,868       5,634,046

*Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION


May 1, 2003
As supplemented June 27, 2003


INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

      The Individual Variable Annuity Contract (the "contract") of The Prudential Individual Variable Contract Account (the "account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contract is purchased by making an initial purchase payment of $1,000 or more; subsequent payments must be $100 or more. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

      This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 2003, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (888) PRU-2888

VIP1B

                                   CONTENTS

                                                                          Page
OTHER INFORMATION CONCERNING THE ACCOUNT
    Company ............................................................   1
    Directors and Officers .............................................   1
    Further Information Regarding Previously Offered Individual Variable
     Investment Contracts ..............................................   3
    Distribution of the Contract .......................................   5
    Allocation of Initial Purchase Payment .............................   5
    Participation in Divisible Surplus .................................   6
    Performance Information ............................................   6
    Comparative Performance Information ................................   8
    Experts ............................................................   8
    Federal Tax Status .................................................   8
    Financial Statements ...............................................   9
FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT
 ACCOUNT ...............................................................  A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
 COMPANY OF AMERICA AND SUBSIDIARIES ...................................  B-1
DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT
 OF MONTHLY VARIABLE ANNUITY PAYMENTS ..................................  C-1

                                    COMPANY

The Prudential Insurance Company of America ("Prudential") is a stock insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is an indirect wholly-owned susidiary of Prudential Financial, Inc. ("Prudential Financial") and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.

                     DIRECTORS AND OFFICERS OF PRUDENTIAL

                                   DIRECTORS

FRANKLIN E. AGNEW--Director since 1994. Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also the director of Bausch & Lomb, Inc. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER--Director since 1994. Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Address:
751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS--Director since 1998. Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to December 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999 to 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN--Director since 1994. Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Address: 751 Broad Street, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995. Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. President and Chief Financial Officer of Ford Automotive Group, since 2002. Mr. Gilmour is also the director of Whirlpool Corporation, and DTE Energy Company. Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991. Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also the director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON--Director since 1991. Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman of The Hampshire Company since 1976. Mr. Hanson is also the director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER--Director since 1997. Member, Committee on Business Ethics; Member, Compensation Committee. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also the director of Dana Corporation.
Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER--Director since 1994. Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, at The Brookings Institute since 1993. Ms. Horner is also the director of Foster Wheeler Ltd., Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997. Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of the Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON--Director since 1976. Chairman, Executive Committee; Chairman, Compensation Committee Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Mr. Thomson is also the director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH--Director since 1996. Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS--Director since 1990. Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also the director of Jersey Central Power & Light Company. Address: 751 Broad Street, Newark, NJ 07102-3777.

                              PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. Mr. Ryan is also the director of Regeneron
Pharmaceuticals. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA--Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since 2002. Executive Vice President from 2000 to 2002. Senior Vice President From January 2000 to March 2000. Prior to joining The Prudential Insurance Company of America, Ms. Banta was an independent consultant until 1999. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER--Vice Chairman, Financial Management of The Prudential Insurance Company of America, in 2002. Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, since 1995. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN--Executive Vice President of The Prudential Insurance Company of America since 1997. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer of Prudential since 1997. Address: 751 Broad Street, Newark, NJ 07102-3777.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000. Vice President and Treasurer from 1995 to 2000. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN--Senior Vice President and General Counsel of The Prudential Insurance Company of America since 1998. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL--Senior Vice President and Controller of The Prudential Insurance Company of America since 2000. Vice President and Controller from 1998 to 2000. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR--Senior Vice President of The Prudential Insurance Company of America since June 2002. Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services from 1998 to 2000. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON--Vice President and Secretary of The Prudential Insurance Company of America since 2002. Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001. Address: 751 Broad Street, Newark, NJ 07102-3777.

                FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
                    INDIVIDUAL VARIABLE INVESTMENT CONTRACTS

Annuity Options Under the WVA-83 and VIP-84 Contracts

If you own a WVA-83 contract or a VIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under the Supplemental Life Annuity Option described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity; and
(4) if two annuitants are named in the VIP-84 contract, you may select a separate annuity or annuities for each annuitant. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Supplemental Life Annuity option described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year. Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each,
(1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. Unless applicable law states otherwise, if you choose to convert your variable account into an annuity but fail to select one or more of the annuity options, we will provide a variable Life Annuity with 120 Payments (10 years) Certain to the annuitant. If two annuitants are named in the VIP-84 contract and both are living, the variable Life Annuity with 120 Payments (10 years) Certain will be provided for the annuitant identified as first annuitant in the contract.

1. Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. Life Annuity with 120 Payments (10 years) Certain. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. Joint and Survivor Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and, if the contingent annuitant you designate is living at the time of the annuitant's death, to that person until his or her death. The monthly payments to your contingent annuitant will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. Annuity Certain. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. Supplemental Life Annuity. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity option if doing so provides greater monthly payments.

Differences Under the WVA-83 Contract

The descriptions of The Prudential Individual Variable Annuity Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the VIP-84 contract and the WVA-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVA-83 contract and the two later forms of the contract are set forth below.

      1. Sales charges on withdrawals . . . Under the WVA-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn. Withdrawals are treated, for purposes of federal income taxation, as first from investment income, even though Prudential treats them as being made from purchase payments.

      2. Naming of annuitant . . . Under the WVA-83 contract, only one annuitant may be named. There is no provision for naming two annuitants as is the case under the VIP-84 contract and the VIP-86 contract. Wherever this prospectus mentions "one or two annuitants", or "two annuitants", the term "two annuitants" does not apply to the WVA-83 contract, and anything which depends upon two annuitants being named in the contract does not apply to the WVA-83 contract. Therefore, any discussion in the prospectus which relates to two annuitants, such as the possibility of a death benefit credit being added to your variable account due to the death of the first to die of the two annuitants named in the contract will not apply to the WVA-83 contract.

      3. Determination of minimum amount payable to a beneficiary . . . Under the WVA-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payments you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the VIP-84 contract and the VIP-86 contract).

      4. Modification of sentence on page C-1 of the statement of additional information . . . The second sentence in the next to last paragraph under section B, "Determination of the Amount of Monthly Variable Annuity Payment", as it applies to the WVA-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of 6.28 Annuity Units."

      5. Determination of amount of monthly variable annuity payments . . . Under the WVA-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

                         DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2002, 2001 and 2000, $2,769,315, $2,024,039 and $3,169,610, respectively were paid to PIMS for its services as principal underwriter. During 2002, 2001, and 2000 PIMS retained none of those commissions.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure that this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation.

                       PARTICIPATION IN DIVISIBLE SURPLUS

During 2001, Prudential completed its transition from a mutual life insurance company to a stock life insurance company. When Prudential was a mutual insurer, every owner of a Prudential contract participated in Prudential's divisible surplus according to an annual determination of Prudential's Board of Directors as to the portion, if any, of such divisible surplus attributable to that class of contract. As a consequence of Prudential's conversion to a stock life insurer, ownership of a Prudential contract no longer confers the right to participate in Prudential's surplus or profits.

                             PERFORMANCE INFORMATION


                           Average Annual Total Return

The account may advertise average annual total return calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a subaccount from the beginning to the end of each specified period of time. The SEC-standardized version of this performance information (set forth in Table 1 below) is based on an assumed contribution of $1,000 allocated to a subaccount on the date that the subaccount commenced operations and full withdrawal of that amount at the end of the period. The SEC-standardized method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated according to the following formula:

                                   P(1+T)n=ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years. Calculations of SEC-standardized average annual total return will reflect the prescribed fees and charges imposed under the Contract. (Please note that the Real Property Account is not a registered investment company, but in calculating that Account's performance, we have used the formula set out above).


                                     Table 1

                    Standardized Average Annual Total Return


                                                                                                                From Date
                                                                                                               Subaccount
                                                      Date         One Year      Five Years      Ten Years     Established
                                                   Subaccount       Ending         Ending         Ending         Through
                                                  Established     12/31/2002     12/31/2002     12/31/2002     12/31/2002
                                                 -------------   ------------   ------------   ------------   ------------
Diversified Bond Portfolio ...................        6/83           -0.67%          4.00%          5.61%          7.28%
Government Income Portfolio ..................        5/89            4.25%          6.07%          6.25%          7.10%
Conservative Balanced Portfolio ..............        6/83          -16.52%         -0.55%          4.55%          6.97%
Flexible Managed Portfolio ...................        5/83          -20.24%         -2.45%          4.75%          7.53%
High Yield Bond Portfolio ....................        2/87           -6.17%         -2.72%          3.81%          4.64%
Stock Index Portfolio ........................       10/87          -29.58%         -2.46%          7.78%         10.09%
Equity Portfolio .............................        6/83          -29.73%         -4.35%          6.57%          9.47%
Jennison Portfolio ...........................        5/95          -38.23%         -3.56%           N/A           5.98%
Small Capitalization Stock Portfolio .........        5/95          -22.39%          0.88%           N/A           8.39%
Global Portfolio .............................        5/89          -32.50%         -2.91%          5.36%          3.85%
Natural Resources Portfolio ..................        5/88           11.04%         22.83%         10.75%         10.27%
Real Property Account ........................        5/88           -6.44%          3.76%          5.42%          4.08%
Prudential Value Portfolio ...................        2/88          -29.36%         -2.30%          8.01%          9.32%

                           Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the account for the specified period.

Non-standardized performance information for the Contract may be calculated based on the inception date of the underlying funds and the hypothetical assumption that the subaccounts were in existence for the same periods as those indicated for the funds. Non-standardized average annual return calculations set out below include the prescribed fees under the Contract, but do not include the annual contract fee.

Depictions of standardized performance and non-standard return do not represent a prediction of future performance.

                                    Table 2

              Average Annual Total Return Assuming No Withdrawal

                                                                                                                From Date
                                                                                                                Subaccount
                                                     Date          One Year      Five Years      Ten Years     Established
                                                   Subaccount       Ending         Ending         Ending         Through
                                                  Established     12/31/2002     12/31/2002     12/31/2002     12/31/2002
                                                 -------------   ------------   ------------   ------------   ------------

Diversified Bond Portfolio ...................        6/83            6.80%          4.92%          5.74%          7.36%
Government Income Portfolio ..................        5/89           11.72%          6.63%          6.38%          7.21%
Conservative Balanced Portfolio ..............        6/83           -9.06%          0.12%          4.67%          7.05%
Flexible Managed Portfolio ...................        5/83          -12.77%         -1.73%          4.86%          7.60%
High Yield Bond Portfolio ....................        2/87            1.29%         -1.98%          3.94%          4.75%
Stock Index Portfolio ........................       10/87          -22.12%         -1.76%          7.87%         10.16%
Equity Portfolio .............................        6/83          -22.26%         -3.59%          6.66%          9.53%
Jennison Portfolio ...........................        5/95          -30.77%         -2.85%           N/A           6.07%
Small Capitalization Stock Portfolio .........        5/95          -14.93%          1.52%           N/A           8.50%
Global Portfolio .............................        5/89          -25.04%         -2.21%          5.45%          3.96%
Natural Resources Portfolio ..................        5/88           18.50%         23.15%         10.86%         10.36%
Real Property Account ........................        5/88            1.02%          4.36%          5.55%          4.21%
Prudential Value Portfolio ...................        2/88          -21.90%         -1.58%          8.10%          9.40%

Money Market Subaccount Yield

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.12% and -0.12%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.20% charge for mortality and expense risks. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                      COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                                    EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Prudential Individual Variable Contract Account as of December 31, 2002 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                              FEDERAL TAX STATUS

OTHER TAX RULES

o Diversification

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Prudential believes the underlying variable investment options for the Contract meet these diversification requirements.

o Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

o Entity Owners

Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or, in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

o Purchase Payments Made Before August 14, 1982

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

o Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

  Please consult a qualified tax adviser for complete information and advice.

                             FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                 SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                   MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                  MARKET           BOND            EQUITY           MANAGED         BALANCED
                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               -------------   -------------    -------------    -------------    -------------
ASSETS
  Investment in the portfolios, at value ...   $ 152,475,701   $ 121,223,670    $ 381,884,174    $ 276,113,993    $ 468,454,477
  Receivable from The Prudential Insurance
    Company of America .....................          25,793         181,725                0           36,627           47,229
                                               -------------   -------------    -------------    -------------    -------------
  Net Assets ...............................   $ 152,501,494   $ 121,405,395    $ 381,884,174    $ 276,150,620    $ 468,501,706
                                               =============   =============    =============    =============    =============

NET ASSETS, representing:
  Accumulation units .......................   $ 152,475,701   $ 121,223,670    $ 381,884,174    $ 276,113,993    $ 468,454,477
  Contracts in payout (annuitization) period          25,793         181,725                0           36,627           47,229
                                               -------------   -------------    -------------    -------------    -------------
                                               $ 152,501,494   $ 121,405,395    $ 381,884,174    $ 276,150,620    $ 468,501,706
                                               =============   =============    =============    =============    =============

  Units outstanding ........................      62,276,922      30,002,888       66,126,672       66,990,806      122,402,317
                                               =============   =============    =============    =============    =============

  Portfolio shares held ....................      15,247,570      11,203,666       24,246,614       22,001,115       37,687,408
  Portfolio net asset value per share ......   $       10.00   $       10.82    $       15.75    $       12.55    $       12.43
  Investment in portfolio shares, at cost ..   $ 152,475,701   $ 122,662,698    $ 539,586,306    $ 353,826,552    $ 548,044,447


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                 SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                   MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                  MARKET           BOND            EQUITY           MANAGED         BALANCED
                                                 PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend income ..........................   $   2,478,286   $  14,262,609    $   4,010,103    $  10,403,648    $           0
                                               -------------   -------------    -------------    -------------    -------------


EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration .....................       1,952,699       1,483,582        5,888,986        3,974,064        6,678,156
                                               -------------   -------------    -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS) ...............         525,587      12,779,027       (1,878,883)       6,429,584       (6,678,156)
                                               -------------   -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received .....               0               0                0                0        1,564,007
  Realized loss on shares redeemed .........               0      (1,377,520)     (76,501,614)     (22,623,288)     (26,534,070)
  Net change in unrealized gain (loss)
    on investments .........................               0      (4,606,814)     (54,955,984)     (34,624,508)     (30,771,247)
                                               -------------   -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS .............               0      (5,984,334)    (131,457,598)     (57,247,796)     (55,741,310)
                                               -------------   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............   $     525,587   $   6,794,693    $(133,336,481)   $ (50,818,212)   $ (62,419,466)
                                               =============   =============    =============    =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          SMALL
  HIGH YIELD         STOCK                            NATURAL                         GOVERNMENT                      CAPITALIZATION
    BOND             INDEX            VALUE          RESOURCES        GLOBAL           INCOME          JENNISON           STOCK
  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------

$  51,418,107    $ 241,129,473    $ 235,280,702    $ 66,532,155    $  84,421,653    $ 135,927,876    $ 143,303,488    $  70,114,540

            0                0                0               0                0                0                0                0
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------
$  51,418,107    $ 241,129,473    $ 235,280,702    $ 66,532,155    $  84,421,653    $ 135,927,876    $ 143,303,488    $  70,114,540
=============    =============    =============    ============    =============    =============    =============    =============


$  51,418,107    $ 241,129,473    $ 235,280,702    $ 66,532,155    $  84,421,653    $ 135,927,876    $ 143,303,488    $  70,114,540
            0                0                0               0                0                0                0                0
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------
$  51,418,107    $ 241,129,473    $ 235,280,702    $ 66,532,155    $  84,421,653    $ 135,927,876    $ 143,303,488    $  70,114,540
=============    =============    =============    ============    =============    =============    =============    =============

   24,874,634       69,592,847       62,659,311      15,978,826       49,635,562       52,921,318       91,042,412       37,712,007
=============    =============    =============    ============    =============    =============    =============    =============

   11,202,202       10,009,526       17,111,324       2,976,830        7,438,031       10,874,230       11,204,338        5,431,026
$        4.59    $       24.09    $       13.75    $      22.35    $       11.35    $       12.50    $       12.79    $       12.91
$  76,146,347    $ 176,217,810    $ 277,092,810    $ 50,326,839    $ 115,368,959    $ 126,369,556    $ 218,900,819    $  77,336,304





                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          SMALL
  HIGH YIELD         STOCK                            NATURAL                         GOVERNMENT                      CAPITALIZATION
    BOND             INDEX            VALUE          RESOURCES        GLOBAL           INCOME          JENNISON           STOCK
  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------

$  10,053,104    $   3,552,466    $   3,859,129    $    375,682    $   1,232,744    $   9,997,682    $     383,335    $     740,876
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------





      677,875        3,745,674        3,610,930         794,890        1,339,774        1,435,932        2,415,898          999,376
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------

    9,375,229         (193,208)         248,199        (419,208)        (107,030)       8,561,750       (2,032,563)        (258,500)
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------



            0        2,678,794                0         767,318                0          668,267                0        1,096,217
   (9,222,557)     (26,458,153)     (26,686,850)       (874,998)     (27,434,888)        (208,701)     (60,424,088)      (3,481,292)

     (215,850)     (61,673,744)     (54,437,573)     10,739,050       (7,018,945)       3,065,562      (17,143,644)     (12,438,543)
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------

   (9,438,407)     (85,453,103)     (81,124,423)     10,631,370      (34,453,833)       3,525,128      (77,567,732)     (14,823,618)
-------------    -------------    -------------    ------------    -------------    -------------    -------------    -------------


$     (63,178)   $ (85,646,311)   $ (80,876,224)   $ 10,212,162    $ (34,560,863)   $  12,086,878    $ (79,600,295)   $ (15,082,118)
=============    =============    =============    ============    =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                            ------------------------------------------------------------------
                                                         MONEY                          DIVERSIFIED
                                                        MARKET                             BOND
                                                       PORTFOLIO                         PORTFOLIO
                                            ------------------------------    ------------------------------
                                                 2002             2001             2002             2001
                                            -------------    -------------    -------------    -------------
OPERATIONS
     Net investment income (loss) .......   $     525,587    $   4,964,660    $  12,779,027    $   6,385,313
     Capital gains distributions received               0                0                0                0
     Realized gain (loss) on shares
       redeemed .........................               0                0       (1,377,520)         809,779
     Net change in unrealized gain (loss)
       on investments ...................               0                0       (4,606,814)        (293,403)
                                            -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................         525,587        4,964,660        6,794,693        6,901,689
                                            -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ........      54,110,773        3,155,427          563,876        1,602,646
     Annuity payments ...................         (11,375)         (11,704)         (76,982)         (72,608)
     Surrenders, withdrawals and
       death benefits ...................    (120,051,328)     (49,320,237)     (24,396,924)     (23,020,969)
     Net transfers between other
       subaccounts or fixed rate option .      42,332,143       52,512,059        7,544,584       20,471,544
     Withdrawal and other charges .......         (26,839)         (22,052)         (38,200)         (31,291)
                                            -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ...........     (23,646,626)       6,313,493      (16,403,646)      (1,050,678)
                                            -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ............................     (23,121,039)      11,278,153       (9,608,953)       5,851,011

NET ASSETS
     Beginning of year ..................     175,622,533      164,344,380      131,014,348      125,163,337
                                            -------------    -------------    -------------    -------------
     End of year ........................   $ 152,501,494    $ 175,622,533    $ 121,405,395    $ 131,014,348
                                            =============    =============    =============    =============

   Beginning units ......................      71,947,824       69,254,478       34,242,655       34,565,462
                                            -------------    -------------    -------------    -------------
   Units issued .........................      39,343,468       58,670,354        4,277,031        7,706,861
   Units redeemed .......................     (49,014,370)     (55,977,008)      (8,516,798)      (8,029,668)
                                            -------------    -------------    -------------    -------------
   Ending units .........................      62,276,922       71,947,824       30,002,888       34,242,655
                                            =============    =============    =============    =============



------------------------------------

              EQUITY
             PORTFOLIO
  ------------------------------
       2002             2001
  -------------    -------------

  $  (1,878,883)   $  (2,693,899)
              0       38,213,615

    (76,501,614)     (15,085,197)

    (54,955,984)    (119,127,806)
  -------------    -------------



   (133,336,481)     (98,693,287)
  -------------    -------------


     (9,629,346)       4,745,975
              0                0

    (65,995,705)    (103,202,666)

    (33,257,401)     (15,189,873)
       (201,797)        (196,597)
  -------------    -------------



   (109,084,249)    (113,843,161)
  -------------    -------------


   (242,420,730)    (212,536,448)


    624,304,904      836,841,352
  -------------    -------------
  $ 381,884,174    $ 624,304,904
  =============    =============

     82,954,957       97,596,974
  -------------    -------------
      1,770,569        3,182,900
    (18,598,854)     (17,824,917)
  -------------    -------------
     66,126,672       82,954,957
  =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
            FLEXIBLE                        CONSERVATIVE                      HIGH YIELD                          STOCK
            MANAGED                          BALANCED                           BOND                              INDEX
           PORTFOLIO                         PORTFOLIO                        PORTFOLIO                         PORTFOLIO
------------------------------    ------------------------------    -----------------------------    ------------------------------
     2002             2001             2002             2001             2002            2001             2002             2001
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------

$   6,429,584    $  10,848,595    $  (6,678,156)   $  15,719,592    $   9,375,229    $  7,467,184    $    (193,208)   $    (970,614)
            0        6,521,275        1,564,007        7,064,994                0               0        2,678,794       23,837,658

  (22,623,288)      (5,684,431)     (26,534,070)      (6,633,159)      (9,222,557)     (5,036,487)     (26,458,153)      33,599,037

  (34,624,508)     (44,708,767)     (30,771,247)     (41,776,974)        (215,850)     (3,470,770)     (61,673,744)    (125,839,909)
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------



  (50,818,212)     (33,023,328)     (62,419,466)     (25,625,547)         (63,178)     (1,040,073)     (85,646,311)     (69,373,828)
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------


   (6,697,215)       3,453,345       (5,081,123)       3,552,691         (645,244)        517,762       (3,050,127)       4,874,160
      (12,834)         (20,055)         (13,475)         (16,595)               0               0                0                0

  (45,084,387)     (65,184,036)     (99,322,028)    (120,128,990)     (11,023,549)    (13,372,796)     (47,821,340)     (59,943,576)

  (15,559,150)     (12,709,492)     (25,003,453)     (17,648,093)        (853,101)       (147,061)     (22,281,341)     (21,751,035)
     (190,015)        (187,573)        (208,457)        (206,736)         (18,291)        (16,966)        (130,758)        (124,030)
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------



  (67,543,601)     (74,647,811)    (129,628,536)    (134,447,723)     (12,540,185)    (13,019,061)     (73,283,566)     (76,944,481)
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------


 (118,361,813)    (107,671,139)    (192,048,002)    (160,073,270)     (12,603,363)    (14,059,134)    (158,929,877)    (146,318,309)


  394,512,433      502,183,572      660,549,708      820,622,978       64,021,470      78,080,604      400,059,350      546,377,659
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------
$ 276,150,620    $ 394,512,433    $ 468,501,706    $ 660,549,708    $  51,418,107    $ 64,021,470    $ 241,129,473    $ 400,059,350
=============    =============    =============    =============    =============    ============    =============    =============

   82,520,417       97,906,403      155,223,446      186,729,517       31,061,647      37,271,758       88,771,485      105,370,908
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------
    1,632,975        1,467,164        2,822,053        2,722,386        3,893,031       4,308,543        3,694,959        4,391,083
  (17,162,586)     (16,853,150)     (35,643,182)     (34,228,457)     (10,080,044)    (10,518,654)     (22,873,597)     (20,990,506)
-------------    -------------    -------------    -------------    -------------    ------------    -------------    -------------
   66,990,806       82,520,417      122,402,317      155,223,446       24,874,634      31,061,647       69,592,847       88,771,485
=============    =============    =============    =============    =============    ============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                      SUBACCOUNTS
                                                           ----------------------------------------------------------------
                                                                                                         NATURAL
                                                                         VALUE                          RESOURCES
                                                                       PORTFOLIO                        PORTFOLIO
                                                           ------------------------------    ------------------------------
                                                                2002             2001             2002            2001
                                                           -------------    -------------    -------------    -------------
OPERATIONS
     Net investment income (loss) ......................   $     248,199    $   1,499,788    $    (419,208)   $     873,382
     Capital gains distributions received ..............               0       37,746,406          767,318        4,744,060
     Realized gain (loss) on shares redeemed ...........     (26,686,850)       6,947,060         (874,998)       3,255,843
     Net change in unrealized gain (loss) on investments     (54,437,573)     (61,211,967)      10,739,050      (18,266,233)
                                                           -------------    -------------    -------------    -------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................     (80,876,224)     (15,018,713)      10,212,162       (9,392,948)
                                                           -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................      (2,396,507)       2,790,030          (78,515)         603,268
     Annuity payments ..................................               0                0                0                0
     Surrenders, withdrawals and death benefits ........     (51,008,490)     (70,272,686)     (10,411,499)     (10,981,781)
     Net transfers between other subaccounts
       or fixed rate option ............................      (9,758,289)       4,321,054        4,128,630         (733,772)
     Withdrawal and other charges ......................         (74,698)         (66,940)         (20,307)         (16,704)
                                                           -------------    -------------    -------------    -------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ..................................     (63,237,984)     (63,228,542)      (6,381,691)     (11,128,989)
                                                           -------------    -------------    -------------    -------------


TOTAL INCREASE (DECREASE) IN NET ASSETS ................    (144,114,208)     (78,247,255)       3,830,471      (20,521,937)

NET ASSETS
     Beginning of year .................................     379,394,910      457,642,165       62,701,684       83,223,621
                                                           -------------    -------------    -------------    -------------
     End of year .......................................   $ 235,280,702    $ 379,394,910    $  66,532,155    $  62,701,684
                                                           =============    =============    =============    =============


   Beginning units .....................................      77,905,939       90,938,966       17,694,796       20,869,924
                                                           -------------    -------------    -------------    -------------
   Units issued ........................................       3,325,974        5,922,700        3,846,545        3,726,407
   Units redeemed ......................................     (18,572,602)     (18,955,727)      (5,562,515)      (6,901,535)
                                                           -------------    -------------    -------------    -------------
   Ending units ........................................      62,659,311       77,905,939       15,978,826       17,694,796
                                                           =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                             GOVERNMENT                                                    SMALL CAPITALIZATION
             GLOBAL                           INCOME                           JENNISON                           STOCK
            PORTFOLIO                        PORTFOLIO                         PORTFOLIO                        PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
     2002             2001             2002             2001             2002             2001            2002             2001
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------

$    (107,030)   $  (1,540,186)   $   8,561,750    $   5,361,424    $  (2,032,563)   $  (3,324,705)   $   (258,500)   $    (603,754)
            0       42,149,146          668,267                0                0        3,259,157       1,096,217       11,917,024
  (27,434,888)       1,327,264         (208,701)       1,745,060      (60,424,088)     (12,525,724)     (3,481,292)         493,102
   (7,018,945)     (81,486,389)       3,065,562          328,043      (17,143,644)     (66,743,297)    (12,438,543)      (8,495,192)
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------



  (34,560,863)     (39,550,165)      12,086,878        7,434,527      (79,600,295)     (79,334,569)    (15,082,118)       3,311,180
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------


     (630,776)       1,341,160          586,173          508,894        1,032,919        3,960,345         313,518        1,253,716
            0                0                0                0                0                0               0                0
  (17,832,664)     (27,900,263)     (23,333,762)     (22,576,899)     (31,666,875)     (40,616,530)    (13,284,118)     (11,615,929)

   (9,785,327)     (16,266,609)      35,508,287        9,097,137      (22,868,690)     (30,727,617)      8,361,458        4,064,579
      (37,114)         (36,435)         (26,633)         (24,207)        (114,625)        (111,416)        (35,023)         (26,057)
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------




  (28,285,881)     (42,862,147)      12,734,065      (12,995,075)     (53,617,271)     (67,495,218)     (4,644,165)      (6,323,691)
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------


  (62,846,744)     (82,412,312)      24,820,943       (5,560,548)    (133,217,566)    (146,829,787)    (19,726,283)      (3,012,511)


  147,268,397      229,680,709      111,106,933      116,667,481      276,521,054      423,350,841      89,840,823       92,853,334
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------
$  84,421,653    $ 147,268,397    $ 135,927,876    $ 111,106,933    $ 143,303,488    $ 276,521,054    $ 70,114,540    $  89,840,823
=============    =============    =============    =============    =============    =============    ============    =============


   64,043,103       81,316,722       47,892,984       53,705,409      119,865,905      148,248,698      40,624,016       43,796,676
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------
    3,777,533        5,216,385       16,209,115       11,193,960        8,330,599       12,985,988       9,077,040        7,275,542
  (18,185,074)     (22,490,004)     (11,180,781)     (17,006,385)     (37,154,092)     (41,368,781)    (11,989,049)     (10,448,202)
-------------    -------------    -------------    -------------    -------------    -------------    ------------    -------------
   49,635,562       64,043,103       52,921,318       47,892,984       91,042,412      119,865,905      37,712,007       40,624,016
=============    =============    =============    =============    =============    =============    ============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        The Prudential Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregrated from Prudential's other assets. Proceeds from purchases of the Variable Investment Plan Contract ("VIP") and the Discovery Plus Contract ("PDISCO+") are invested in the account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the VIP and PDISCO+ individual variable annuity contracts. The contracts offer the option to invest in thirteen subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the VIP and PDISCO+ contracts are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Jennison Portfolio and Small Capitalization Stock Portfolio.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

        SECURITY TRANSACTIONS -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the distribution date.

        CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD -- Contracts in payout (annuitization) period is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 7.00% to 8.75%, depending on the contract's year of issue.

        RECEIVABLE FROM THE PRUDENTIAL INSURANCE COMPANY OF AMERICA -- The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the VIP net assets held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

        The mortality risk, expense risk and administration charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the PDISCO+ net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.



                                       A7

        B. Deferred Sales Charge

        A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

        C. Annual Maintenance Charge

        An annual maintanence charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.

NOTE 4: TAXES

        Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2002 were as follows:

                                                   PURCHASES          SALES
                                                 ------------    ---------------
        Money Market Portfolio ................  $ 53,631,058    $  (79,220,149)
        Diversified Bond Portfolio ............  $  8,961,062    $  (26,789,393)
        Equity Portfolio ......................  $ 13,275,003    $ (128,248,239)
        Flexible Managed Portfolio ............  $ 14,924,965    $  (86,425,143)
        Conservative Balanced Portfolio .......  $ 11,933,394    $ (148,222,685)
        High Yield Bond Portfolio .............  $  5,767,873    $  (18,985,933)
        Stock Index Portfolio .................  $  9,920,021    $  (86,949,260)
        Value Portfolio .......................  $  5,675,957    $  (72,524,871)
        Natural Resources Portfolio ...........  $ 10,519,497    $  (17,696,079)
        Global Portfolio ......................  $  4,060,219    $  (33,685,874)
        Government Income Portfolio ...........  $ 30,754,086    $  (19,455,953)
        Jennison Portfolio ....................  $  8,779,768    $  (64,812,937)
        Small Capitalization Stock Portfolio ..  $ 12,557,920    $  (18,201,461)

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential



                                       A8

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE: 7 FINANCIAL HIGHLIGHTS

        A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2002 and 2001 were as follows:

                                                     AT DECEMBER 31, 2002       FOR THE YEAR ENDED DECEMBER 31, 2002
                                             ---------------------------------  ------------------------------------
                                              UNITS                 NET ASSETS    INVESTMENT    EXPENSE    TOTAL
                                              (000s)    UNIT VALUE    (000s)     INCOME RATIO*  RATIO**   RETURN***
                                             -------    ----------  ----------   ------------   -------   ---------
Money Market Portfolio .....................  62,277     $2.44835    $152,501        1.51%       1.20%      0.32%
Diversified Bond Portfolio .................  30,003     $4.04040    $121,405       11.49%       1.20%      5.80%
Equity Portfolio ...........................  66,127     $5.77504    $381,884        0.82%       1.20%    -23.26%
Flexible Managed Portfolio .................  66,991     $4.12167    $276,151        3.13%       1.20%    -13.77%
Conservative Balanced Portfolio ............ 122,402     $3.82717    $468,502        0.00%       1.20%    -10.06%
High Yield Bond Portfolio ..................  24,875     $2.06709    $ 51,418       17.72%       1.20%      0.29%
Stock Index Portfolio ......................  69,593     $3.46486    $241,129        1.14%       1.20%    -23.12%
Value Portfolio ............................  62,659     $3.75492    $235,281        1.28%       1.20%    -22.90%
Natural Resources Portfolio ................  15,979     $4.16377    $ 66,532        0.56%       1.20%     17.50%
Global Portfolio ...........................  49,636     $1.70083    $ 84,422        1.10%       1.20%    -26.04%
Government Income Portfolio ................  52,921     $2.56849    $135,928        8.30%       1.20%     10.72%
Jennison Portfolio .........................  91,042     $1.57403    $143,303        0.19%       1.20%    -31.77%
Small Capitilization Stock Portfolio .......  37,712     $1.85921    $ 70,115        0.89%       1.20%    -15.93%

                                                     AT DECEMBER 31, 2001       FOR THE YEAR ENDED DECEMBER 31, 2001
                                             ---------------------------------  ------------------------------------
                                              UNITS                 NET ASSETS    INVESTMENT    EXPENSE    TOTAL
                                              (000s)    UNIT VALUE    (000s)     INCOME RATIO*  RATIO**   RETURN***
                                             -------    ----------  ----------   ------------   -------   ---------
Money Market Portfolio .....................  71,948     $2.44047    $175,623        3.97%       1.20%      2.87%
Diversified Bond Portfolio .................  34,243     $3.81903    $130,014        6.81%       1.20%      5.71%
Equity Portfolio ...........................  82,955     $7.52583    $624,305        0.81%       1.20%    -12.23%
Flexible Managed Portfolio .................  82,520     $4.78013    $394,512        3.67%       1.20%     -6.79%
Conservative Balanced Portfolio ............ 155,223     $4.25506    $660,550        3.34%       1.20%     -3.17%
High Yield Bond Portfolio ..................  31,062     $2.06111    $ 64,021       11.35%       1.20%     -1.61%
Stock Index Portfolio ......................  88,771     $4.50662    $400,059        0.98%       1.20%    -13.09%
Value Portfolio ............................  77,906     $4.86991    $379,395        1.55%       1.20%     -3.23%
Natural Resources Portfolio ................  17,695     $3.54351    $ 62,702        2.41%       1.20%    -11.14%
Global Portfolio ...........................  64,043     $2.29952    $147,268        0.33%       1.20%    -18.59%
Government Income Portfolio ................  47,893     $2.31990    $111,107        5.81%       1.20%      6.79%
Jennison Portfolio ......................... 119,866     $2.30692    $276,521        0.16%       1.20%    -19.22%
Small Capitilization Stock Portfolio .......  40,624     $2.21152    $ 89,841        0.50%       1.20%      4.31%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.



                                       A9

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of
The Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts, as listed in Note 1 to such financial statements, of the Prudential Individual Variable Contract Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002, with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.






PricewaterhouseCoopers LLP
New York, New York
March 31, 2003









                                      A10

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2002 and 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholder of The Prudential Insurance Company of America

    In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As described in Notes 2 and 3, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 11, 2003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in millions)
--------------------------------------------------------------------------------


                                                                                                        2002         2001
                                                                                                     ---------    ---------
ASSETS
Fixed maturities, available for sale, at
  fair value (amortized cost: 2002--$89,693; 2001--$83,304) ......................................   $  96,066    $  85,586
Trading account assets, at fair value ............................................................         896          882
Equity securities, available for sale, at fair value (cost: 2002--$1,736; 2001--$992) ............       1,740        1,069
Commercial loans .................................................................................      15,420       14,909
Policy loans .....................................................................................       8,094        7,930
Securities purchased under agreements to resell ..................................................          12          110
Other long-term investments ......................................................................       3,451        3,824
Short-term investments ...........................................................................       4,724        4,048
                                                                                                     ---------    ---------

       Total investments .........................................................................     130,403      118,358

Cash and cash equivalents ........................................................................       5,793        6,587
Accrued investment income ........................................................................       1,481        1,551
Deferred policy acquisition costs ................................................................       4,741        5,122
Other assets .....................................................................................       6,298        5,948
Due from parent and affiliates ...................................................................       4,523        5,750
Separate account assets ..........................................................................      70,057       76,736
                                                                                                     ---------    ---------

       TOTAL ASSETS ..............................................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...........................................................................   $  66,493    $  64,328
Policyholders' account balances ..................................................................      36,682       33,525
Unpaid claims and claim adjustment expenses ......................................................       1,560        1,647
Policyholders' dividends .........................................................................       2,918        1,363
Securities sold under agreements to repurchase ...................................................       8,975        6,130
Cash collateral for loaned securities ............................................................       6,090        4,808
Income taxes payable .............................................................................       2,037        1,571
Securities sold but not yet purchased ............................................................          12          108
Short-term debt ..................................................................................       1,933        3,837
Long-term debt ...................................................................................       2,091        2,726
Other liabilities ................................................................................       7,573        6,982
Due to parent and affiliates .....................................................................         250          428
Separate account liabilities .....................................................................      70,057       76,736
                                                                                                     ---------    ---------

       Total liabilities..........................................................................     206,671      204,189
                                                                                                     ---------    ---------

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31,
  2002 and 1,000 shares authorized, issued and outstanding at December 31, 2001) .................           2           --
Additional paid-in capital .......................................................................      14,583       14,716
Accumulated other comprehensive income ...........................................................       2,097        1,099
Retained earnings (deficit) ......................................................................         (57)          48
                                                                                                     ---------    ---------
       Total stockholder's equity ................................................................      16,625       15,863
                                                                                                     ---------    ---------
       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ................................................   $ 223,296    $ 220,052
                                                                                                     =========    =========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                 2002         2001        2000
                                                               --------     -------     -------
REVENUES
Premiums ...................................................   $  7,370    $ 12,477    $ 10,181
Policy charges and fee income ..............................      1,450       1,803       1,639
Net investment income ......................................      7,599       9,152       9,502
Realized investment losses, net ............................     (1,166)       (675)       (266)
Commissions and other income ...............................        637       4,417       5,453
                                                               --------    --------    --------
    Total revenues .........................................     15,890      27,174      26,509
                                                               --------    --------    --------
BENEFITS AND EXPENSES
Policyholders' benefits ....................................      8,809      12,752      10,640
Interest credited to policyholders' account balances .......      1,749       1,804       1,751
Dividends to policyholders .................................      2,525       2,722       2,724
General and administrative expenses ........................      2,805       9,509      10,043
Capital markets restructuring ..............................        --          --          476
Demutualization costs and expenses .........................        --          588         143
                                                               --------    --------    --------
    Total benefits and expenses ............................     15,888      27,375      25,777
                                                               --------    --------    --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES.......................................          2        (201)        732
                                                               --------    --------    --------
Income taxes:
    Current ................................................        253        (914)        436
    Deferred ...............................................       (243)        863         (28)
                                                               --------    --------    --------
       Total income tax expense (benefit) ..................         10         (51)        408
                                                               --------    --------    --------
INCOME (LOSS) FROM CONTINUING OPERATIONS ...................         (8)       (150)        324
                                                               --------    --------    --------
DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes ..........          8           3          74
                                                               --------    --------    --------
NET INCOME (LOSS) ..........................................   $    --     $   (147)   $    398
                                                               ========    ========    ========


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------



                                                                          Accumulated Other Comprehensive Income (Loss)
                                                                       ----------------------------------------------------

                                                                                      Net                           Total
                                                                        Foreign    Unrealized                    Accumulated
                                               Additional    Retained   Currency   Investment      Pension          Other
                                     Common     Paid-in      Earnings  Translation   Gains        Liability     Comprehensive
                                     Stock       Capital     (Deficit) Adjustments  (Losses)      Adjustment    Income (Loss)
                                    --------    --------     --------  ---------    --------      ----------    -------------
 Balance, December 31, 1999 .....   $     --    $     --    $ 19,976    $    (18) $     (660)      $  (7)        $   (685)
 Comprehensive income:
   Net income ...................         --          --         398          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ...         --          --          --         (89)         --          --              (89)
     Change in net unrealized
      investment gains ..........         --          --          --          --       1,019          --            1,019
     Additional pension liability
      adjustment ...............          --          --          --          --          --         (11)             (11)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2000 .....         --          --      20,374        (107)        359         (18)             234
 Demutualization reclassification
   of retained earnings .........         --      13,666     (13,666)         --          --          --               --
 Destacking dividend to parent ..         --          --      (5,384)        220        (103)         16              133
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ..................        --          --      (1,129)         --          --          --               --
 Capital contribution from parent.        --       1,050          --          --          --          --               --
 Comprehensive income:
   Net loss before date of
    demutualization ..............        --          --        (195)         --          --          --               --
   Net income after date of
    demutualization ..............        --          --          48          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --        (142)         --          --             (142)
     Change in net unrealized
      investment gains ...........        --          --          --          --         903          --              903
     Additional pension
      liability adjustment .......        --          --          --          --          --         (29)             (29)
   Other comprehensive income.....
 Total comprehensive income ......
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2001 ......        --      14,716          48         (29)      1,159         (31)           1,099
 Adjustment to destacking
 dividend ........................        --         (20)         --          --          --          --               --
 Dividend to parent ..............        --        (123)       (105)         --          --          --               --
 Adjustments to policy credits
 issued and cash payments to
  eligible policyholders .........        --          10          --          --          --          --               --
 Capital contribution from parent.         2          --          --          --          --          --               --
 Comprehensive income:
   Net income ....................        --          --          --          --          --          --               --
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ....        --          --          --          36          --          --               36
     Change in net unrealized
      investment gains ...........        --          --          --          --         964          --              964
     Additional pension
      liability adjustment .......        --          --          --          --          --          (2)              (2)
   Other comprehensive income ...
 Total comprehensive income .....
                                    --------    --------       -----     -------    --------         -----         ------
 Balance, December 31, 2002 .....   $      2    $ 14,583       $ (57)    $     7    $  2,123         $ (33)        $2,097
                                    ========    ========       =====     =======    ========         =====         ======


                                                                          Total
                                                                      Stockholder's
                                                                         Equity
                                                                        --------
 Balance, December 31, 1999 ....................................       $ 19,291
 Comprehensive income:
   Net income ..................................................            398
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................            (89)
     Change in net unrealized
      investment gains ..........................................          1,019
     Additional pension liability adjustment ....................            (11)
                                                                       --------
   Other comprehensive income ..................................            919
                                                                       --------
 Total comprehensive income ....................................          1,317
                                                                       --------
 Balance, December 31, 2000 ....................................         20,608

 Demutualization reclassification of
   retained earnings ...........................................           --
 Destacking dividend to parent .................................         (5,251)
 Policy credits issued and cash
  payments to be made to eligible
  policyholders ................................................         (1,129)
 Capital contribution from parent ..............................          1,050
 Comprehensive income:
   Net loss before date of
    demutualization ............................................           (195)
   Net income after date of
     demutualization ...........................................             48
   Other comprehensive income,
    net of tax:
     Change in foreign currency
      translation adjustments ..................................           (142)
     Change in net unrealized
      investment gains .........................................            903
     Additional pension
      liability adjustment .....................................            (29)
                                                                       --------
   Other comprehensive income ..................................            732
                                                                       --------
 Total comprehensive income ....................................            585
                                                                       --------
 Balance, December 31, 2001 ....................................         15,863
 Adjustment to destacking dividend .............................            (20)
 Dividend to parent ............................................           (228)
 Adjustments to policy credits
 issued and cash payments to eligible policyholders ............             10
 Capital contribution from parent ..............................              2
 Comprehensive income:
   Net income ..................................................           --
   Other comprehensive income, net of tax:
     Change in foreign currency translation
      adjustments ..............................................             36
     Change in net unrealized
      investment gains .........................................            964
     Additional pension liability
       adjustment ..............................................             (2)
                                                                       --------
   Other comprehensive income ..................................            998
                                                                       --------
 Total comprehensive income ....................................            998
                                                                       --------
 Balance, December 31, 2002 ....................................       $ 16,625
                                                                       ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in millions)
--------------------------------------------------------------------------------

                                                                                               2002        2001        2000
                                                                                             ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) .......................................................................   $     --    $   (147)   $    398
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Realized investment losses, net .....................................................      1,166         675         266
    Policy charges and fee income .......................................................       (396)       (482)       (342)
    Interest credited to policyholders' account balances ................................      1,749       1,804       1,751
    Depreciation and amortization, including premiums and discounts .....................        131         433         740
    Change in:
       Deferred policy acquisition costs ................................................        186        (259)       (228)
       Future policy benefits and other insurance liabilities ...........................      1,272         933       1,473
       Trading account assets ...........................................................        (14)      2,268       2,524
       Income taxes payable .............................................................        181      (1,308)        214
       Broker-dealer related receivables/payables........................................         --       4,538        (388)
       Securities purchased under agreements to resell ..................................         98         974       8,549
       Cash collateral for borrowed securities ..........................................         --      (1,407)      3,266
       Cash collateral for loaned securities ............................................      1,282      (1,571)        278
       Securities sold but not yet purchased ............................................        (96)     (2,168)     (2,009)
       Securities sold under agreements to repurchase ...................................      2,845      (2,625)     (9,588)
       Due to/from parent and affiliates.................................................       (295)        (74)         --
       Other, net .......................................................................        309       3,686         961
                                                                                            --------    --------    --------
          Cash flows from operating activities ..........................................      8,418       5,270       7,865
                                                                                            --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity of:
    Fixed maturities, available for sale ................................................     51,022      98,150      99,971
    Fixed maturities, held to maturity...................................................         --         139       3,266
    Equity securities, available for sale ...............................................      1,228       5,503       3,025
    Commercial loans ....................................................................      1,692       5,443       1,632
    Other long-term investments .........................................................        677         798       2,044
Payments for the purchase of:
    Fixed maturities, available for sale ................................................    (58,141)    (97,511)   (103,086)
    Fixed maturities, held to maturity...................................................         --         (56)     (1,544)
    Equity securities, available for sale ...............................................     (2,012)     (2,557)     (2,316)
    Commercial loans ....................................................................     (2,122)     (1,521)     (1,334)
    Other long-term investments .........................................................       (692)     (1,328)     (1,374)
Cash acquired from the acquisition of subsidiary ........................................         --       5,912          --
Short-term investments ..................................................................       (676)        179      (2,257)
Due to/from parent and affiliates .......................................................      1,344      (5,248)         --
                                                                                            --------    --------    --------
       Cash flows from (used in) investing activities ...................................     (7,680)      7,903      (1,973)
                                                                                            --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits .........................................................      7,868       6,771       6,813
Policyholders' account withdrawals ......................................................     (6,068)     (9,014)     (8,186)
Net decrease in short-term debt .........................................................     (2,136)     (6,098)     (2,678)
Proceeds from the issuance of long-term debt ............................................         --       1,464         638
Repayments of long-term debt ............................................................       (470)       (720)     (1,230)
Cash payments to eligible policyholders .................................................       (500)         --          --
Capital contribution from parent ........................................................          2       1,050          --
Dividend to parent ......................................................................       (228)         --          --
Cash destacked ..........................................................................         --      (7,715)         --
                                                                                            --------    --------    --------
       Cash flows used in financing activities ..........................................     (1,532)    (14,262)     (4,643)
                                                                                            --------    --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ....................................       (794)     (1,089)      1,249
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ............................................      6,587       7,676       6,427
                                                                                            --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR ..................................................   $  5,793    $  6,587    $  7,676
                                                                                            ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid .......................................................................   $     33    $    466    $    248
                                                                                            --------    --------    --------

Interest paid ...........................................................................   $    224    $    638    $  1,040
                                                                                            --------    --------    --------
NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration
payable to eligible policyholders .......................................................   $     --    $  1,469    $     --
                                                                                            --------    --------    --------


                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
1. BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to "Additional paid-in capital."

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company's results of operations was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of all fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading account assets, and securities sold but not yet purchased, consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)." The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased are the same, or substantially the same, as the assets transferred. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms.

Securities repurchase and resale agreements and securities loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. Because of their short term, the carrying amounts of these instruments approximate fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, and investments in real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, the Company's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to the Company and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of the Company's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Deferred policy acquisition costs, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.31% at December 31, 2002 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, reinsurance recoverables, trade receivables, receivables resulting from sales of securities that had not yet settled at the balance sheet date, goodwill and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of payables resulting from purchases of securities that had not yet settled at the balance sheet date, employee benefit liabilities, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Policyholders' Dividends

The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the statutory results and past experience of Prudential Insurance, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. See Note 9 for further discussion of the impact of policyholders' dividends on earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies are recognized and earned over the life of the contracts. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when earned in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities and investment management businesses are also included in "Commissions and other income." The Company's principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon its adoption of SFAS No. 133, the Company reclassified "held to maturity" securities with a fair market value of approximately $12,085 million to "available-for-sale" as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of "Accumulated other comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, value of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets within "Trading account assets" or as liabilities within "Other liabilities." Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in "Commissions and other income" in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investment in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either
(1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net."

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in "Accumulated other comprehensive income (loss)." When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the derivative are reported on a net basis in "Realized investment gains (losses), net." Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income
(loss)."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; or (3) the derivative is no longer designated as a hedge instrument, because (a) it is unlikely that a forecasted transaction will occur; (b) because a hedged firm commitment no longer meets the definition of a firm commitment; or (c) management determines that designation of the derivative as a hedge instrument is no longer appropriate. When hedge accounting is discontinued, any hedged asset or liability, which otherwise would not be carried at fair value, will no longer be adjusted for changes in fair value.

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an "equity tax" on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996 in connection with the sale of most of its Canadian branch operations. Under the Plan of Reorganization, these policyholders were required to receive demutualization compensation in the form of cash.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the transition provisions of this statement did not result in an impairment loss as of the adoption date of the standard. Net income (loss) would have been approximately $(130) million and $411 million for the years ended December 31, 2001 and 2000, respectively, had the provisions of the new standard been applied as of January 1, 2000. Goodwill amortization amounted to $21 million and $13 million for the years ended December 31, 2001 and 2000, respectively. The Company tests goodwill for impairment on an annual basis as of December 31 of each year, and between the annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2002 annual impairment test, the Company determined that no impairment was needed. Goodwill, which is included in "Other assets," amounted to $105 million and $88 million at December 31, 2002 and 2001, respectively.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The disclosure requirements of the Interpretation have been incorporated in Note 18.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. The Company will implement the consolidation guidance by July 1, 2003 for VIEs with which the Company became involved prior to February 1, 2003. The Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs. Based upon its relationships with such entities, the Company believes that the implementation of the consolidation guidance will not have a material effect on the Company's consolidated financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company's investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The Company retained all liabilities associated with litigation that existed at that date or commenced within two years of that date with respect to claims that were incurred prior to August 6, 1999 (see Note 18). Reserves relating to the healthcare business include the cost of resolving litigation and certain contractual and regulatory matters, as well as estimates of other costs in connection with the disposition of the business. The Company also established reserves in connection with a medical loss ratio agreement (the "MLR Agreement"), pursuant to which the Company was required to make payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000.

The loss the Company recorded upon the disposal of the healthcare business was reduced in each of the years ended December 31, 2002, 2001 and 2000. The reduction in 2000 was recorded upon the completion of the period covered by the MLR Agreement and took into consideration other disposal costs incurred compared with previous estimates. The reduction in 2001 was primarily attributable to the final settlement of the MLR Agreement. The reduction in 2002 was primarily the result of favorable resolution of certain legal and regulatory matters.

Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company's results of operations. Ceded premiums and benefits were $27 million and $17 million, respectively for the year ended December 31, 2002. Ceded premium and benefits for the year ended December 31, 2001 were $966 million and $827 million, respectively, and for the year ended December 31, 2000 were $1,872 million and $1,418 million, respectively. Reinsurance recoverable under this agreement, included in "Other assets," was $45 million at December 31, 2002 and $202 million at December 31, 2001.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3. DISCONTINUED OPERATIONS (continued)



Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

                                                                                                    2002     2001     2000
                                                                                                  ----------------------------
                                                                                                         (in millions)
Web-based workplace distribution of voluntary benefits ........................................   $   (58) $   (20) $    (5)
Healthcare operations .........................................................................        71       25      121
                                                                                                  -------  -------  ----------
Income  from discontinued operations before income taxes ......................................        13        5      116
Income tax expense ............................................................................         5        2       42
                                                                                                  -------  -------  ----------
Income from discontinued operations, net of taxes .............................................   $     8  $     3  $    74
                                                                                                  =======  =======  ==========

The Company's Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $44 million and $50 million, respectively, at December 31, 2002, and $289 million and $343 million, respectively, at December 31, 2001.

4. CAPITAL MARKETS RESTRUCTURING

In the fourth quarter of 2000, Prudential Securities Group Inc. exited the lead-managed equity underwriting for corporate issuers and institutional fixed income businesses. Exiting these businesses resulted in staff reductions of approximately 700 positions, 350 of which were eliminated in 2000 and the remainder in 2001. The positions eliminated included investment bankers, traders, analysts and other professional and support staff. Results for 2000 include a pre-tax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring." The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs. Prudential Securities Group Inc. was destacked on the date of demutualization as discussed in Note 1.

5. ACQUISITION OF KYOEI LIFE INSURANCE COMPANY, LTD.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. ("Kyoei"), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. ("Gibraltar Life") by the Company concurrent with the acquisition. Gibraltar Life provides financial services throughout Japan. Gibraltar Life primarily offers four types of insurance products: individual insurance, including life and indemnity health coverage; individual annuities; group life insurance; and group annuities. It distributes these products through an agency force and large employer groups. Gibraltar Life also has domestic and foreign subsidiaries, including non-insurance businesses, which are not material to its financial position or results of operations.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed
(Y)50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life's capital and on April 20, 2001 received 100% of Gibraltar Life's newly issued common stock. The Company also provided (Y)98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company's Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company's Consolidated Statements of Operations include Gibraltar Life's results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million for the year ended December 31, 2001. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS

Fixed Maturities and Equity Securities


The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

                                                                                              2002
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   ----------    -------------     ------------   -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    8,133    $         658    $           7   $      8,784
Obligations of U.S. states and their political subdivisions ....          864              126             --              990
Foreign government bonds .......................................        1,850              346                2          2,194
Corporate securities ...........................................       71,743            5,523              527         76,739
Mortgage-backed securities .....................................        7,103              259                3          7,359
                                                                   ----------    -------------    -------------   -------------

Total fixed maturities available for sale ......................   $   89,693    $       6,912    $         539   $     96,066
                                                                   ==========    =============    =============   ============

Equity securities available for sale ...........................   $    1,736    $         145    $         141   $      1,740
                                                                   ==========    =============    =============   ============

                                                                                              2001
                                                                   ------------------------------------------------------------
                                                                                      Gross            Gross
                                                                   Amortized       Unrealized       Unrealized      Estimated
                                                                      Cost            Gains           Losses        Fair Value
                                                                   -----------   --------------   --------------  -------------
                                                                                          (in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies ....................................   $    7,715    $         192    $          33   $      7,874
Obligations of U.S. states and their political subdivisions ....          711               24                8            727
Foreign government bonds .......................................        1,961              199               14          2,146
Corporate securities ...........................................       68,130            2,682              898         69,914
Mortgage-backed securities .....................................        4,787              157               19          4,925
                                                                   ----------    -------------    -------------   ------------
Total fixed maturities available for sale ......................   $   83,304    $       3,254    $         972   $     85,586
                                                                   ==========    =============    =============   ============
Equity securities available for sale ...........................   $      992    $         188    $         111   $      1,069
                                                                   ==========    =============    =============   ============



The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2002, is as follows:

                                                                                                    Available for Sale
                                                                                                ----------------------------
                                                                                                 Amortized      Estimated
                                                                                                    Cost        Fair Value
                                                                                                -------------  -------------
                                                                                                       (in millions)
Due in one year or less .................................................................       $      4,731   $      4,806
Due after one year through five years ...................................................             26,271         27,471
Due after five years through ten years ..................................................             25,235         27,132
Due after ten years .....................................................................             26,353         29,298
Mortgage-backed securities ..............................................................              7,103          7,359
                                                                                                ------------   ------------
    Total ...............................................................................       $     89,693   $     96,066
                                                                                                =============  ============


Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

Proceeds from the repayment of held to maturity fixed maturities during 2002, 2001 and 2000 were $0 million, $139 million and $3,266 million, respectively. Gross gains of $0 million, $0 million and $8 million were realized on prepayment of held to maturity fixed maturities during 2002, 2001 and 2000, respectively.


Proceeds from the sale of available for sale fixed maturities during 2002, 2001 and 2000 were $39,417 million, $84,629 million and $93,653 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2002, 2001 and 2000 were $11,605 million, $13,521 million and $6,318 million, respectively. Gross gains of $1,158 million, $1,270 million and $909

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

million, and gross losses of $1,213 million, $1,136 million and $1,408 million were realized on sales and prepayments of available for sale fixed maturities during 2002, 2001 and 2000, respectively.

Write-downs for impairments for fixed maturities were $664 million, $777 million and $540 million, and for equity securities were $194 million, $238 million and $34 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Due to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001, the aggregate amortized cost of "held to maturity" securities transferred to the "available for sale" portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer in 2001.

Commercial Loans

The Company's commercial loans are as follows at December 31,

                                                                                 2002                          2001
                                                                       -------------------------     -------------------------
                                                                          Amount         % of           Amount        % of
                                                                       (in millions)     Total       (in millions)     Total
                                                                       --------------    -------     --------------   --------
Collateralized loans by property type
Office buildings ....................................................  $       3,332       21.4%     $       3,548       23.5%
Retail stores .......................................................          1,993       12.8%             2,054       13.6%
Residential properties ..............................................             98        0.6%               158        1.0%
Apartment complexes .................................................          4,410       28.3%             4,203       27.8%
Industrial buildings ................................................          3,098       19.9%             2,685       17.8%
Agricultural properties .............................................          1,863       11.9%             1,908       12.6%
Other ...............................................................            798        5.1%               555        3.7%
                                                                       -------------      -----      -------------    -------
    Subtotal of collateralized loans ................................         15,592      100.0%            15,111      100.0%
                                                                                          =====                       =======
Valuation allowance .................................................           (172)                         (202)
                                                                       -------------                 -------------
Total collateralized loans ..........................................  $      15,420                 $      14,909
                                                                       =============                 =============


The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.5%) and New York (10.2%) at December 31, 2002.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

                                                                                               2002        2001        2000
                                                                                              -------     --------    --------
                                                                                                       (in millions)
Allowance for losses, beginning of year .................................................     $  202      $   225     $   221
Allowance on loans acquired from Gibraltar Life .........................................       --            739        --
Addition (release) of allowance for losses ..............................................         (1)         (24)         17
Charge-offs, net of recoveries ..........................................................        (29)        (412)        (13)
Change in foreign exchange ..............................................................       --              7        --
Destacking ..............................................................................       --           (333)       --
                                                                                              ------      -------     -------
Allowance for losses, end of year .......................................................     $  172      $   202     $   225
                                                                                              ======      =======     =======

Non-performing commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                                                       2002           2001
                                                                                                     ----------    -----------
                                                                                                          (in millions)
Non-performing commercial loans with allowance for losses ....................................       $      87     $      155
Non-performing commercial loans with no allowance for losses .................................             163            222
Allowance for losses, end of year ............................................................              (9)           (36)
                                                                                                     ---------     ----------
Net carrying value of non-performing commercial loans ........................................       $     241     $      341
                                                                                                     =========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $316 million, $407 million and $565 million for 2002, 2001 and 2000, respectively. Net investment income recognized on these loans totaled $23 million, $32 million and $37 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Other Long-term Investments

The Company's "Other long-term investments" includes investments in joint ventures and limited partnerships of $1,518 million and $1,693 million at December 31, 2002 and 2001, respectively. These investments include $681 million and $715 million in real estate related interests and $837 million and $978 million in non-real estate related interests at December 31, 2002 and 2001, respectively.

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                                        At December 31,
                                                                                                  -----------------------------
                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate ...................................................................    $      2,179    $      3,603
Investments in securities ....................................................................           2,460           1,694
Cash and cash equivalents ....................................................................             132              87
Other assets .................................................................................              76             208
                                                                                                  ------------    -------------
Total assets .................................................................................    $      4,847    $      5,592
                                                                                                  ============    ============

Borrowed funds-third party ...................................................................    $        645    $        598
Borrowed funds-Prudential Financial ..........................................................            --                 2
Other liabilities ............................................................................             561           1,399
                                                                                                  ------------    ------------
Total liabilities ............................................................................           1,206           1,999
Partners' capital ............................................................................           3,641           3,593
                                                                                                  ------------     -----------
Total liabilities and partners' capital ......................................................    $      4,847    $      5,592
                                                                                                  ============    ============
Equity in partners' capital included above ...................................................    $      1,073    $        971
Equity in limited partnership interests not included above ...................................             445             722
                                                                                                   -----------     -----------
Carrying value ...............................................................................    $      1,518    $      1,693
                                                                                                  ============    ============

                                                                                                  Years ended December 31,
                                                                                            ----------------------------------
                                                                                              2002         2001        2000
                                                                                            ---------    ---------   ---------
                                                                                                      (in millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures ....................................................   $    140     $    245    $    257
Income of other limited partnership interests ...........................................        126          142         256
Interest expense-third party ............................................................        (63)         (31)        (31)
Other expenses ..........................................................................       (159)        (251)       (226)
                                                                                            --------     --------    --------
Net earnings ............................................................................   $     44     $    105    $    256
                                                                                            ========     ========    ========

Equity in net earnings included above ...................................................   $      5     $     37    $     79
Equity in net earnings of limited partnership interests not included above ..............         12           47         108
                                                                                            --------     --------    --------
Total equity in net earnings ............................................................   $     17     $     84    $    187
                                                                                            ========     ========    ========

"Other long-term investments" includes investments in real estate, which is held through direct ownership, of $126 million and $148 million at December 31, 2002 and 2001, respectively. "Other long-term investments" also includes investments in the Company's separate accounts of $396 million and $975 million, and other miscellaneous investments of $1,411 million and $1,008 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                                                        2002           2001           2000
                                                                                      -----------   ------------   ------------
                                                                                                   (in millions)
Fixed maturities available for sale ................................................  $   5,837     $    6,826     $    5,938
Fixed maturities held to maturity ..................................................       --               12          1,028
Trading account assets .............................................................       --              294            734
Equity securities available for sale ...............................................         57             45             67
Commercial loans ...................................................................      1,244          1,432          1,370
Policy loans .......................................................................        510            522            478
Securities purchased under agreements to resell ....................................       --               11             28
Broker-dealer related receivables ..................................................       --              513          1,222
Short-term investments and cash equivalents ........................................        267            462            683
Other investment income ............................................................        182            423            484
                                                                                      ---------     ----------     ----------
Gross investment income ............................................................      8,097         10,540         12,032
Less investment expenses ...........................................................       (498)        (1,388)        (2,530)
                                                                                      ---------     ----------     ----------
Net investment income ..............................................................  $   7,599     $    9,152     $    9,502
                                                                                      =========     ==========     ==========

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2002 included in fixed maturities, commercial loans and other long-term investments totaled $19 million, $14 million and $9 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                                                             2002         2001        2000
                                                                                           -----------   --------   -----------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   (719)     $  (639)   $  (1,066)
Equity securities available for sale ....................................................      (155)        (245)         450
Commercial loans ........................................................................        10            1           (5)
Investment real estate ..................................................................     --              40           49
Joint ventures and limited partnerships .................................................        11        --             124
Derivatives .............................................................................      (292)         154          187
Other ...................................................................................       (21)          14           (5)
                                                                                           --------      -------    ---------
Realized investment losses, net .........................................................  $ (1,166)     $  (675)   $    (266)
                                                                                           ========      =======    =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6.    INVESTMENTS  (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income
(loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                                                               Accumulated
                                                                                                                   Other
                                                                                                               Comprehensive
                                                                                                               Income (Loss)
                                                  Unrealized    Deferred                          Deferred     Related To Net
                                                     Gains       Policy     Future               Income Tax      Unrealized
                                                  (Losses) On  Acquisition  Policy Policyholders'(Liability)    Investment
                                                  Investments     Costs    Benefits  Dividends    Benefit     Gains (Losses)
                                                  -----------  ----------  ------- ------------ -----------   -------------
                                                                               (in millions)
Balance, December 31, 1999 .....................  $   (1,348)  $     306   $   (3)  $   --       $     385     $        (660)
Net investment gains (losses) on
  investments arising during the period ........       1,458       --        --         --            (540)              918
Reclassification adjustment for (gains)
  losses included in net income ................         621       --        --         --            (230)              391
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (356)    --         --             132              (224)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (101)      --              35               (66)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2000 .....................         731         (50)    (104)      --            (218)              359
Net investment gains (losses) on
  investments arising during the period ........         815       --        --         --            (301)              514
Reclassification adjustment for (gains)
  losses included in net income ................         865       --        --         --            (320)              545
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (270)    --         --              97              (173)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --          27       --             (10)               17
Destacking dividend to parent ..................        (156)          3     --         --              50              (103)
                                                  ----------   ---------   ------   ----------   ---------     -------------

Balance, December 31, 2001 .....................       2,255        (317)     (77)      --            (702)            1,159
Net investment gains (losses) on
  investments arising during the period ........       3,231       --        --         --          (1,162)            2,069
Reclassification adjustment for (gains)
  losses included in net income ................         844       --        --         --            (303)              541
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ........................................      --            (195)    --         --              70              (125)
Impact of net unrealized investment (gains)
  losses on future policy benefits .............      --           --        (772)      --             278              (494)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends ...........      --           --        --         (1,606)        579            (1,027)
                                                  ----------   ---------   ------   ----------   ---------     -------------
Balance, December 31, 2002 .....................  $    6,330   $    (512)  $ (849)  $   (1,606)  $  (1,240)    $       2,123
                                                  ==========   =========   ======   ==========   =========     =============


The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                                                             2002          2001        2000
                                                                                           ----------    ----------   --------
                                                                                                     (in millions)
Fixed maturities ........................................................................  $   6,373     $   2,282    $   712
Equity securities .......................................................................          4            77         51
Other long-term investments .............................................................        (47)         (104)       (32)
                                                                                            --------      --------     ------
Unrealized gains on investments .........................................................  $   6,330     $   2,255    $   731
                                                                                           =========     =========    =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                                                     2002             2001
                                                                                                -------------    -------------
                                                                                                        (in millions)
Fixed maturities available for sale ..........................................................  $      15,071    $      10,815
Trading account assets .......................................................................             68              261
Separate account assets ......................................................................          2,496            2,659
                                                                                                 ------------     ------------
Total securities pledged .....................................................................  $      17,635    $      13,735
                                                                                                =============    =============


In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $280 million and $453 million at December 31, 2002 and 2001, respectively, of which $80 million in 2002 and $223 million in 2001 had either been sold or repledged.

Assets of $223 million and $237 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $789 million and $960 million at December 31, 2002 and 2001, respectively, were held in voluntary trusts. Of these amounts, $192 million and $244 million at December 31, 2002 and 2001, respectively, related to sales practices matters described in
Note 18. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $119 million and $140 million at December 31, 2002 and 2001, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $25 million and $183 million at December 31, 2002 and 2001, respectively.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                         2002          2001           2000
                                                                                       ----------    ----------    -----------
                                                                                                   (in millions)
Balance, beginning of year .........................................................   $   5,122     $   7,063     $    7,324
Capitalization of commissions, sales and issue expenses ............................         461         1,385          1,324
Amortization .......................................................................        (647)       (1,126)        (1,096)
Change in unrealized investment gains and losses ...................................        (195)         (270)          (356)
Foreign currency translation .......................................................       --             (184)          (154)
Acquisition of subsidiary ..........................................................       --           --                 21
Destacking .........................................................................       --           (1,746)        --
                                                                                       ---------     ---------     ----------
Balance, end of year ...............................................................   $   4,741     $   5,122     $    7,063
                                                                                       =========     =========     ==========


8. POLICYHOLDERS' LIABILITIES


Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                                                                    2002             2001
                                                                                                --------------   --------------
                                                                                                        (in millions)
Life insurance ...............................................................................  $      52,610    $      51,012
Annuities ....................................................................................         13,591           13,046
Other contract liabilities ...................................................................            292              270
                                                                                                -------------    -------------
Total future policy benefits .................................................................  $      66,493    $      64,328
                                                                                                =============    =============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Participating insurance represented 34% and 37% of domestic individual life insurance in force at December 31, 2002 and 2001, respectively, and 91%, 92% and 94% of domestic individual life insurance premiums for 2002, 2001 and 2000, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company's experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 4% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,457 million and $1,867 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2002 and 2001, respectively. The increase is largely attributable to unrealized investment gains and, consequently, is largely offset within "Accumulated other comprehensive income (loss)."

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Individual annuities .........................................................................    $      6,115    $      5,243
Group annuities ..............................................................................           1,815           1,900
Guaranteed investment contracts and guaranteed interest accounts .............................          13,982          13,031
Interest-sensitive life contracts ............................................................           3,369           3,788
Dividend accumulations and other .............................................................          11,401           9,563
                                                                                                  ------------    ------------
Policyholders' account balances ..............................................................    $     36,682    $     33,525
                                                                                                  ============    ============

Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 1.7% to 16% for investment-type contracts. Less than 5% of policyholders' account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
8. POLICYHOLDERS' LIABILITIES (continued)

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

                                                                   2002                   2001                    2000
                                                            -------------------   ---------------------    -------------------
                                                            Accident   Property   Accident    Property     Accident   Property
                                                            and        and        and         and          and        and
                                                            Health     Casualty   Health      Casualty     Health     Casualty
                                                            --------   ---------  ----------  ----------   --------   ---------
                                                                                      (in millions)
Balance at January 1 .................................      $ 1,647    $  --      $  1,701    $  1,848     $ 1,735    $ 2,409
Less reinsurance recoverables, net ...................          129       --           246         608         378        451
                                                            -------    --------   --------    --------     -------    -------

Net balance at January 1 .............................        1,518       --         1,455       1,240       1,357      1,958
                                                            -------    --------   --------    --------     -------    -------

Incurred related to:
    Current year .....................................          541       --           632       1,440         537      1,271
    Prior years ......................................          (32)      --           (45)       (113)        (22)      (150)

                                                            -------    --------   --------    --------     -------    -------
Total incurred .......................................          509       --           587       1,327         515      1,121

                                                            -------    --------   --------    --------     -------    -------

Paid related to:
    Current year .....................................          158       --           219         932         152        842
    Prior years ......................................          333       --           312         553         265        634

                                                            -------    --------   --------    --------     -------    -------
Total paid ...........................................          491       --           531       1,485         417      1,476

                                                            -------    --------   --------    --------     -------    -------
Acquisitions (dispositions) (a) ......................        --          --            15       --          --          (363)
Destacking ...........................................        --          --            (8)     (1,082)      --         --

                                                            -------    --------   --------    --------     -------    -------
Net balance at December 31 ...........................        1,536       --         1,518       --          1,455      1,240
Plus reinsurance recoverables, net ...................           24       --           129       --            246        608
                                                            -------    --------   --------    --------     -------    -------
Balance at December 31 ...............................      $ 1,560    $  --      $  1,647    $  --        $ 1,701    $ 1,848
                                                            =======    ========   ========    ========     =======    =======

(a) The 2001 accident and health increase relates to the acquisition of Gibraltar Life which was subsequently destacked. The reduction in the 2000 property and casualty balance is primarily attributable to the sale of Gibraltar Casualty Company.

The accident and health reinsurance recoverable balance at December 31, 2002, 2001 and 2000 includes $9 million, $117 million and $239 million, respectively, attributable to the Company's discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business. The amounts incurred for claims and claim adjustment expenses for accident and health related to prior years were primarily due to long-term disability claim termination experience.

9. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Because of the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

Effective with demutualization, the Company adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Holding Companies and For Certain Long-Duration Participating Contracts." SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization included in the Closed Block, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of demutualization.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. During the first quarter of 2002, the Company completed a GAAP and statutory reconciliation of the assets and liabilities allocated to the Closed Block and the amounts reported as Closed Block assets and liabilities at December 31, 2001. As a result of this reconciliation, it was determined that additional net assets of $94 million on a GAAP basis should have been included in the Closed Block. Such assets were reclassified to the Closed Block during the first quarter of 2002. The statutory amounts were unaffected.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income (loss)") represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. As required by SOP 00-3, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2002, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $1,606 million at December 31, 2002, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in "Accumulated other comprehensive income (loss)."

On December 11, 2002 and November 13, 2001, the Company's Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million and $104 million reduction of the liability for policyholder dividends recognized in the years ended December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

                                                                                          2002                 2001
                                                                                    ----------------      ---------------
                                                                                               (in millions)
 Closed Block Liabilities
     Future policy benefits ...................................................     $         48,247      $       47,239
     Policyholders' dividends payable .........................................                1,151               1,171
     Policyholder dividend obligation .........................................                1,606               --
     Policyholders' account balances ..........................................                5,481               5,394
     Other Closed Block liabilities ...........................................                9,760               4,603
                                                                                    ----------------      --------------
        Total Closed Block Liabilities ........................................               66,245              58,407
                                                                                    ----------------      --------------

 Closed Block Assets
     Fixed maturities:
        Available for sale, at fair value .....................................               42,402              37,933
     Equity securities, available for sale, at fair value .....................                1,521                 584
     Commercial loans .........................................................                6,457               5,572
     Policy loans .............................................................                5,681               5,758
     Other long-term investments ..............................................                1,008               1,018
     Short-term investments ...................................................                2,374               1,627
                                                                                    ----------------      --------------
        Total investments .....................................................               59,443              52,492
     Cash and cash equivalents ................................................                2,526               1,810
     Accrued investment income ................................................                  715                 716
     Other Closed Block assets ................................................                  528                 635
                                                                                    ----------------      --------------

        Total Closed Block Assets .............................................               63,212              55,653
                                                                                    ----------------      --------------

 Excess of reported Closed Block Liabilities over Closed Block Assets .........                3,033               2,754
 Portion of above representing accumulated other comprehensive income:
        Net unrealized investment gains .......................................                2,720                 780
        Allocated to policyholder dividend obligation .........................               (1,606)              --
                                                                                    ----------------      --------------

 Future earnings to be recognized from Closed Block Assets and Closed Block
   Liabilities ................................................................     $          4,147      $        3,534
                                                                                    ================      ==============


Information regarding the policyholder dividend obligation is as follows:

                                                                                            2002
                                                                                      ----------------
                                                                                       (in millions)
 Balance, January 1, 2002 ..........................................................  $           --
 Impact on income before gains allocable to policyholder dividend obligation .......              --
 Net investment gains ..............................................................              --
 Unrealized investment gains .......................................................             1,606
                                                                                      ----------------
 Balance, December 31, 2002 ........................................................   $         1,606
                                                                                      ================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
9. CLOSED BLOCK (continued)

Closed Block revenues and benefits and expenses for the year ended December 31, 2002 and the period from the date of demutualization through December 31, 2001 were as follows:


                                                                                                               December 18, 2001
                                                                                                                    through
                                                                                                  2002         December 31, 2001
                                                                                             ----------------  ------------------
                                                                                                        (in millions)

 Revenues
     Premiums ...........................................................................    $      4,022        $        293
     Net investment income ..............................................................           3,333                 129
     Realized investment gains (losses), net ............................................            (521)                 24
     Other income .......................................................................              68                   3
                                                                                             ------------        ------------
        Total Closed Block revenues .....................................................           6,902                 449
                                                                                             ------------        ------------
 Benefits and Expenses
     Policyholders' benefits ............................................................           4,310                 288
     Interest credited to policyholders' account balances ...............................             139                   5
     Dividends to policyholders .........................................................           2,506                 100
     General and administrative expenses ................................................             801                  33
                                                                                             ------------        ------------
        Total Closed Block benefits and expenses ........................................           7,756                 426
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses, before income taxes ..            (854)                 23
                                                                                             ------------        ------------
 Income tax expense (benefit) ...........................................................            (147)                  2
                                                                                             ------------        ------------
 Closed Block revenues, net of Closed Block benefits and expenses and income taxes ......    $       (707)       $         21
                                                                                             ============        ============


10.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.


The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A. and Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
10. REINSURANCE (continued)

The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                                                                        2002          2001            2000
                                                                                      ---------    -----------     ----------
                                                                                                   (in millions)
Direct premiums .................................................................     $   8,054    $    13,066     $   10,686
    Reinsurance assumed .........................................................           154             95             86
    Reinsurance ceded ...........................................................          (838)          (684)          (591)
                                                                                      ---------    -----------     ----------
Premiums ........................................................................     $   7,370    $    12,477     $   10,181
                                                                                      =========    ===========     ==========
Policyholders' benefits ceded ...................................................     $     773    $       845     $      642
                                                                                      =========    ===========     ==========

"Premiums" includes affiliated reinsurance assumed of $104 million and affiliated reinsurance ceded of $(162) million for the year ended December 31, 2002. Affiliated policyholders' benefits ceded were $54 million for the year ended December 31, 2002.

Reinsurance recoverables, included in "Other assets" and "Due from parent and affiliates" at December 31, are as follows:

                                                                                                      2002            2001
                                                                                                  -------------   -------------
                                                                                                         (in millions)
Life insurance ..................................................................                 $      1,031    $      1,019
Other reinsurance ...............................................................                           71              84
                                                                                                  -------------    ------------
Total reinsurance recoverable ...................................................                 $      1,102    $      1,103
                                                                                                  =============   =============

Reinsurance recoverables included in "Other assets" are $695 million and $794 million at December 31, 2002 and 2001, respectively. Three major reinsurance companies account for approximately 70% of the reinsurance recoverable at December 31, 2002. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in "Due from parent and affiliates" are $407 million and $309 million at December 31, 2002 and 2001, respectively. Reinsurance payables included in "Due to parent and affiliates" are $169 million and $128 million at December 31, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

                                                                                                             2002        2001
                                                                                                          ----------- ------------
                                                                                                               (in millions)
   Commercial paper ............................................................................          $    1,265  $     3,022
   Notes payable ...............................................................................                  30           61
   Current portion of long-term debt ...........................................................                 638          754
                                                                                                          ----------  -----------
   Total short-term debt .......................................................................          $    1,933  $     3,837
                                                                                                          ==========  ===========

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.3% and 4.6% at December 31, 2002 and 2001, respectively. The current portion of long-term debt at December 31, 2002 includes $300 million of surplus notes due in 2003.

At December 31, 2002, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. At December 31, 2002 and 2001, a portion of commercial paper borrowings were supported by $2,500 million and $4,000 million of the Company's existing lines of credit, respectively. At December 31, 2002 and 2001, the weighted average maturity of commercial paper outstanding was 19 and 21 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:


     Description                                                        Maturity Dates       Rate             2002          2001
     --------------------------------------------------------------     ---------------   -------------  -----------  -------------
                                                                                                                (in millions)
     Fixed rate notes
         U.S. Dollar ..............................................          2003-2023      5.97%-7.30%   $    1,002    $     1,066
     Floating rate notes ("FRNs")
         U.S. Dollar ..............................................          2003-2004             (a)           399            591
         Canadian Dollar ..........................................               2003             (b)           --              80
     Surplus notes ................................................          2003-2025             (c)           690            989
                                                                                                          ----------    -----------
     Total long-term debt .........................................                                       $    2,091    $     2,726
                                                                                                          ==========    ===========


(a) The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002 and 2.07% to 6.99% in 2001.

(b) The interest rate on the Canadian Dollar denominated FRN is based on the Canadian Bankers Acceptances Rate (CADBA) less 0.30%. This note has a contractual floor of 6.00% with a contractual cap of 9.125%. The interest rate ranged from 6.00% to 6.84% in 2001.

(c) The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2002 and 6.875% to 8.30% in 2001.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2002 and 2001, the Company was in compliance with all debt covenants.


Payment of interest and principal on the surplus notes issued after 1993, of which $690 million was outstanding at December 31, 2002 and 2001, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2002, the Company has met these statutory capital requirements.


In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, was a decrease of $30 million in interest expense for the year ended December 31, 2002. Floating rates are determined by contractual

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
11. SHORT-TERM AND LONG-TERM DEBT (continued)

formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company's use of derivative instruments.


Interest expense for short-term and long-term debt was $220 million, $641 million and $1,056 million, for the years ended December 31, 2002, 2001 and 2000, respectively.



12.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while other employees are based on an account balance that takes into consideration age, service and salary during their career.


The Company provides certain life insurance and health care benefits ("other postretirement benefits") for retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents. The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                                                                                              Other
                                                                         Pension Benefits            Postretirement Benefits
                                                                   -----------------------------    ---------------------------
                                                                       2002             2001             2002         2001
                                                                   --------------    ------------      ----------  -----------
                                                                                         (in millions)
 Change in benefit obligation
 Benefit obligation at the beginning of period .............       $    (5,851)    $     (5,461)       $ (2,027)   $   (1,996)
 Service cost ..............................................              (138)            (167)            (13)          (18)
 Interest cost .............................................              (434)            (431)           (148)         (150)
 Plan participants' contributions ..........................              --               --                (8)           (8)
 Amendments ................................................              (218)               6             141          --
 Acquisitions ..............................................              --               (765)           --            --
 Annuity purchase ..........................................                68              232            --            --
 Actuarial (losses), net ...................................              (409)            (510)           (380)          (77)
 Contractual termination benefits ..........................                (1)              (1)           --            --
 Transfers to destacked subsidiaries .......................                49             --              --            --
 Benefits paid .............................................               388              462             160           152
 Foreign currency changes ..................................              --                 28            --               1
 Transfer from postemployment benefits .....................              --               --               (95)         --
 Destacking ................................................              --                756            --              69
                                                                   -----------     ------------        --------    ----------

 Benefit obligation at end of period .......................       $    (6,546)    $     (5,851)       $ (2,370)   $   (2,027)
                                                                   ===========     ============        ========    ==========

 Change in plan assets
 Fair value of plan assets at beginning of period ..........       $     8,628     $     10,356        $  1,343    $    1,560
 Actual return on plan assets ..............................              (364)          (1,114)            (37)          (82)
 Annuity purchase ..........................................               (68)            (232)           --            --
 Employer contributions ....................................                29               81               3             9
 Plan participants' contributions ..........................              --               --                 8             8
 Benefits paid .............................................              (388)            (462)           (160)         (152)
 Destacking ................................................              --                 (1)           --            --
                                                                   -----------     ------------        --------    ----------

 Fair value of plan assets at end of period ................       $     7,837     $      8,628        $  1,157    $    1,343
                                                                   ===========     ============        ========    ==========
 Funded status
 Funded status at end of period ............................       $     1,291     $      2,777        $ (1,213)   $     (684)
 Unrecognized transition (asset) liability .................              (130)            (236)             15           159
 Unrecognized prior service costs ..........................               230               42             (10)            1
 Unrecognized actuarial (gains) losses, net ................             1,366             (351)            372          (169)
 Effects of fourth quarter activity ........................                 6                6               2             1
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========

 Amounts recognized in the Statements of Financial Position
 Prepaid benefit cost ......................................       $     3,082     $      2,570        $   --      $     --
 Accrued benefit liability .................................              (371)            (379)           (834)         (692)
 Intangible asset ..........................................              --                  2            --            --
 Accumulated other comprehensive income ....................                52               45            --            --
                                                                   -----------     ------------        --------    ----------
 Net amount recognized .....................................       $     2,763     $      2,238        $   (834)   $     (692)
                                                                   ===========     ============        ========    ==========


The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $456 million, $379 million and $0 million, respectively, at September 30, 2002 and $461 million, $379 million and $0 million, respectively, at September 30, 2001.


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,385 million and $6,867 million are included in Separate Account assets and liabilities at September 30, 2002 and 2001, respectively.


In 2002 and 2001, the pension plan purchased annuity contracts from Prudential Insurance for $68 million and $232 million, respectively. The approximate future annual benefit payment for the annuity contracts was $20 million and $14 million in 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)



The benefit obligation for pensions increased by a total of $218 million in the year 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities Incorporated cash balance feature, which increased the amount of earnings considered pensionable. The benefit obligation for pensions decreased by $6 million in the year 2001 for miscellaneous changes related to the cash balance formula. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

Other postretirement benefit plan assets consist of group and individual life insurance policies, common stocks, corporate debt securities, U.S. government securities, short-term investments and tax-exempt municipal debt. Plan assets include $347 million and $395 million of Company insurance policies at September 30, 2002 and 2001, respectively.

The benefit obligation for other postretirement benefits decreased by $141 million in the year 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits. The benefit obligation for other postretirement benefits was not affected by amendments in 2001.

The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              Other
                                                                              Pension Benefits       Postretirement Benefits
                                                                            ----------------------   ------------------------
                                                                            2002     2001    2000     2002     2001     2000
                                                                            -----    -----   -----   -------   ------   -----
                                                                                              (in millions)
Components of net periodic (benefit) cost
Service cost ..................................................             $138     $167    $140    $   13    $  18    $  29
Interest cost .................................................              434      431     427       148      150      150
Expected return on plan assets ................................             (908)    (880)   (799)     (115)    (134)    (133)
Amortization of transition amount .............................             (107)    (106)   (106)       14       17       36
Amortization of prior service cost ............................               30       12      47      --       --       --
Amortization of actuarial net (gain) ..........................              (47)     (85)    (77)       (8)     (16)     (24)
Contractual termination benefits ..............................                1        4       6      --       --       --
                                                                            ----     ----    ----    ------    -----    -----
Net periodic (benefit) cost ...................................            $(459)   $(457)  $(362)   $   52    $  35    $  58
                                                                            ====     ====    ====    ======    =====    =====


The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:










                                                               Pension Benefits                Other Postretirement Benefits
                                                       ----------------------------------  ----------------------------------------
                                                         2002        2001        2000         2002          2001           2000
                                                       ----------  ---------- -----------  ------------  ------------   -----------
 Weighted-average assumptions
 Discount rate (beginning of period) .................     7.25%       7.75%       7.75%         7.25%         7.75%         7.75%
 Discount rate (end of period) .......................     6.50%       7.25%       7.75%         6.50%         7.25%         7.75%
 Rate of increase in compensation levels (beginning
   of period) ........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Rate of increase in compensation levels (end of
   period) ...........................................     4.50%       4.50%       4.50%         4.50%         4.50%         4.50%
 Expected return on plan assets (beginning of
   period) ...........................................     9.50%       9.50%       9.50%         9.00%         9.00%         9.00%
 Health care cost trend rates ........................    --          --          --       6.40-10.00%    6.76-8.76%    7.10-9.50%
 Ultimate health care cost trend rate after
   gradual decrease until 2006 .......................    --          --          --             5.00%         5.00%         5.00%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
12. EMPLOYEE BENEFIT PLANS (continued)


The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

The expected rates of return for 2003 for pension benefits and other postretirement benefits are 8.75% and 7.75%, respectively.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:



                                                                                                      Other
                                                                                               Postretirement Benefits
                                                                                               -----------------------
                                                                                                        2002
                                                                                                 -------------------
                                                                                                  (in millions)
 One percentage point increase
 Increase in total service and interest costs ..............................................     $          12
 Increase in postretirement benefit obligation .............................................               176

 One percentage point decrease
 Decrease in total service and interest costs ..............................................     $          10
 Decrease in postretirement benefit obligation .............................................               152

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2002 and 2001, was $84 million and $183 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4%, 4% and 3% of annual salary for 2002, 2001 and 2000, respectively. The matching contributions by the Company included in "General and administrative expenses" were $55 million, $72 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

13.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                                 2002         2001        2000
                                                                               --------     --------    --------
                                                                                          (in millions)
Current tax expense (benefit)
    U.S.....................................................................   $    231     $ (1,014)   $    364
    State and local.........................................................         18           57          31
    Foreign.................................................................          4           43          41
                                                                               --------     --------    --------
    Total...................................................................        253         (914)        436
Deferred tax expense (benefit)
    U.S.....................................................................       (221)         765         (86)
    State and local.........................................................        (22)         (73)        (37)
    Foreign.................................................................       --            171          95
                                                                               --------     --------    --------
    Total...................................................................       (243)         863         (28)
                                                                               --------     --------    --------
Total income tax expense (benefit)..........................................   $     10     $    (51)   $    408
                                                                               ========     ========    ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
13. INCOME TAXES (continued)



The Company's actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                                                                2002        2001       2000
                                                                                               -------    ---------   --------
                                                                                                       (in millions)
Expected federal income tax expense (benefit)...........................                       $    1     $    (70)   $   256
Non-taxable investment income ..........................................                          (67)         (63)        (5)
Change in valuation allowance ..........................................                           22           17         14
State and local income taxes ...........................................                           (5)         (12)        (4)
Non-deductible expenses ................................................                            1          241         31
Equity tax .............................................................                         --           (200)       100
Other ..................................................................                           58           36         16
                                                                                               ------     --------    -------
    Total income tax expense (benefit)..................................                       $   10     $    (51)   $   408
                                                                                               ======     ========    =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                                       2002           2001
                                                                                                    ----------     ----------
                                                                                                          (in millions)
Deferred tax assets
    Insurance reserves .................................................                            $    1,453     $    1,185
    Policyholder dividends .............................................                                   789            231
    Investments ........................................................                                   369             60
    Net operating and capital loss carryforwards........................                                   165             51
    Litigation related reserves ........................................                                    85             84
                                                                                                    ----------     ----------

    Deferred tax assets before valuation allowance .....................                                 2,861          1,611
    Valuation allowance ................................................                                   (47)           (25)
                                                                                                    ----------     ----------

    Deferred tax assets after valuation allowance ......................                                 2,814          1,586
                                                                                                    ----------     ----------
Deferred tax liabilities
    Net unrealized investment gains ....................................                                 2,309            845
    Deferred policy acquisition costs ..................................                                 1,046          1,212
    Employee benefits ..................................................                                   802            740
    Depreciation .......................................................                                    62             40
    Other ..............................................................                                   509            378
                                                                                                    ----------     ----------

    Deferred tax liabilities ...........................................                                 4,728          3,215
                                                                                                    ----------     ----------
Net deferred tax liability .............................................                            $   (1,914)    $   (1,629)
                                                                                                    ==========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, respectively, the Company had federal net operating and capital loss carryforwards of $300 million and $61 million, which expire between 2007 and 2018. At December 31, 2002 and 2001, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,747 million and $1,867 million, which expire between 2005 and 2022.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992, as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.    STOCKHOLDER'S EQUITY


Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was a deficit of $(420) million at December 31, 2002. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY (continued)

before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31. The laws regulating dividends of Prudential Insurance's other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.


Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $(490) million, $(896) million and $149 million for the years ended December 31, 2002, 2001 and 2000, respectively. Statutory capital and surplus of Prudential Insurance amounted to $5,699 million and $6,420 million at December 31, 2002 and 2001, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.    RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $527 million for the year ended December 31, 2002 and are recorded as a reduction to the Company's "General and administrative expenses."

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in "Commissions and other income" were $231 million for the year ended December 31, 2002 related primarily to compensation for the sale of affiliates' products through the Company's distribution network. The amounts due to the Company under such agreements were $208 million and $189 million at December 31, 2002 and 2001, respectively, and are included in "Due from parent and affiliates."

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $195 million in "Net investment income" and $101 million in "General and administrative expenses" for the year ended December 31, 2002. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements, as well as federal income tax payments made by Prudential Financial on the Company's behalf, were $25 million and $235 million at December 31, 2002 and 2001, respectively, and are included in "Due to parent and affiliates."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
15. RELATED PARTY TRANSACTIONS (continued)

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, a wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in "Short-term debt" and "Long-term debt." Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates. Affiliated notes receivable included in "Due from parent and affiliates" at December 31, are as follows:

                                                                           Maturity
    Description                                                             Dates           Rate           2002           2001
   --------------------------------------------------------------------- -------------   ------------  -------------  ------------
                                                                                                              (in millions)
    U.S. Dollar floating rate notes (a) ................................    2003-2005    1.60% - 7.72% $      2,150  $      2,590
    U.S. Dollar fixed rate note ........................................         2004            4.56%           20            --
    Japanese Yen fixed rate note .......................................         2008    1.92% - 2.17%          624           565
    Great Britain Pound floating rate note .............................         2004    2.99% - 6.12%           85            77
                                                                                                       ------------  ------------
    Total long-term notes receivable - affiliated (b) ..................                                      2,879         3,232
    Short-term notes receivable - affiliated (c) .......................                                      1,025         2,016
                                                                                                       ------------  ------------
    Total notes receivable - affiliated ................................                               $      3,904  $      5,248
                                                                                                       ============  ============

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Also, included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2002 and $150 million at December 31, 2001.
(b) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.
(c) Short-term notes receivable have variable rates which averaged 1.82% at December 31, 2002 and 2.28% at December 31, 2001. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million at December 31, 2002 and 2001, and is included in "Due from parent and affiliates."

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. At December 31, 2002, "Cash and cash equivalents" included $170 million associated with these transactions.

Revenues related to lending activities to affiliates were $28 million in "Net investment income" and $82 million in "Commissions and other income" for the year ended December 31, 2002.

Derivatives

Prudential Global Funding, Inc., a wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in "Trading account assets" were $342 million and $273 million at December 31, 2002 and 2001, respectively. Affiliated derivative liabilities included in "Due to parent and affiliates" were $56 million and $65 million at December 31, 2002 and 2001, respectively.

Reinsurance

As discussed in Note 10, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.    FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
16. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.


Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.


Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.


Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company's financial instruments where the carrying amounts and estimated fair values differ at December 31,


                                                                                  2002                         2001
                                                                        --------------------------   --------------------------
                                                                        Carrying       Estimated     Carrying      Estimated
                                                                          Amount      Fair Value       Amount      Fair Value
                                                                        -----------   ------------   -----------  -------------
                                                                                            (in millions)
Commercial loans ..............................................         $   15,420     $   17,276    $   14,909   $     15,568
Policy loans ..................................................              8,094          9,916         7,930          8,867
Notes receivable - affiliated .................................              3,904          3,941         5,248          5,299
Investment contracts ..........................................             28,722         29,615        25,814         26,346
Short-term and long-term debt .................................              4,024          4,293         6,563          6,705


17.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments


Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

17. DERIVATIVE INSTRUMENTS (continued)


Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity was exited in connection with the restructuring of Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
17. DERIVATIVE INSTRUMENTS (continued)

Securities Group Inc.'s capital markets activities as discussed in
Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes.

                                                                                                    (in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of
SFAS No. 133 at January 1, 2001 ...........................................................            $       8
Net deferred losses on cash flow hedges from January 1 to December 31, 2001 ...............                    3
Amount reclassified into current period earnings ..........................................                  (18)
Destacking ................................................................................                   15
                                                                                                       ---------
Balance, December 31, 2001 ................................................................                    8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002 ................                   79
Amount reclassified into current period earnings ..........................................                  (30)
                                                                                                       ---------
Balance, December 31, 2002 ................................................................            $      57
                                                                                                       =========


It is anticipated that a pre-tax gain of approximately $29 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2003 and offset by equal amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 6 years. Income amounts deferred in "Accumulated other comprehensive income
(loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholder's Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within "Accumulated other comprehensive income (loss)" were losses of $32 million in 2002, gains of $75 million in 2001 and gains of $88 million in 2000.

For the years ended December 31, 2002 and 2001, there were no reclassifications to earnings due to firm commitments no longer deemed probable or due to forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2002, the Company's future commitments on short-term and long-term debt, as more fully described in Note 11, and future minimum lease payments under non-cancelable operating leases:


                                      Short-term and        Operating
                                      Long-term Debt         Leases
                                      --------------     -------------
                                               (in millions)
     2003 ........................    $        1,933     $         105
     2004 ........................               454                92
     2005 ........................                58                78
     2006 ........................                63                68
     2007 ........................               250                57
     Beyond 2007 .................             1,266               133
                                      --------------     -------------
     Total .......................    $        4,024     $         533
                                      ==============     =============

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2002, 2001 and 2000 was $69 million, $520 million and $498 million, respectively, excluding expenses relating to the Company's healthcare business.

Commitments include commitments to originate and sell mortgage loans and commitments to fund investments in private placement securities and limited partnerships. These commitments amounted to $1,298 million at December 31, 2002.

A number of guarantees provided by the Company relate to sales or transfers of real estate, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company's maximum potential exposure under these guarantees was $767 million at December 31, 2002. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2002, no amounts were accrued as a result of the Company's assessment that it is unlikely payments will be required.

Certain contracts underwritten by the Company's guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2002, such contracts in force carried a total guaranteed value of $648 million.

The Company had accrued a liability of $4 million at December 31, 2002 related to other financial guarantees and indemnity arrangements with maximum potential payments of $43 million.


Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

18. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION (continued)

proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company has resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. The Company believes that its reserves related to sales practices, at December 31, 2002, are adequate.

In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of ERISA, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. A motion to dismiss the amended complaint in the subscriber action was granted in part and denied in part and an interlocutory appeal of the remaining claims was denied. A motion to dismiss the amended complaint in the provider action remains pending. In September 2002, the court denied plaintiffs' motion for class certification in the subscriber action and granted plaintiffs' motion for certification of a nationwide class of providers. The Company has appealed the certification of the provider class to the United States Court of Appeals for the Eleventh Circuit.


The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

A. Accumulation Unit Values

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. Determination of the Amount of Monthly Variable Annuity Payment

When a contractowner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contractowner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVA-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subacccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contractowners, because it produces a better balance between early and later variable annuity payments.

        INDIVIDUAL VARIABLE CONTRACT ACCOUNT VARIABLE ANNUITY CONTRACTS

                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

                                     PART C:

                                OTHER INFORMATION

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 2002; the Statements of Operations for the year ended December 31, 2002; the Statements of Changes in Net Assets for the years ended December 31, 2002 and December 31, 2001; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries, consisting of the Consolidated Statements of Financial Position as of December 31, 2002 and 2001; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b) EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 6)

(2)   Agreements for custody of securities and similar investments--Not
      Applicable.

(3)   (a)   Form of Distribution Agreement between Prudential Investments
            Management Services LLC ("PIMS") (Underwriter) and The Prudential
            Insurance Company of America (Depositor). (Note 8)

      (b)   Form of Selected Broker Agreement used by PIMS. (Note 8)

(4)   (a)   Individual Variable Annuity Contract (Form WVA-83). (Note 9)

      (b) Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 9)

      (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 9)

      (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 9)

      (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 9)

      (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 9)

      (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 9)

      (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 9)

      (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 9)

      (j) Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 9)

      (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 9)

      (l)   Individual Variable Annuity Contract (Form VIP-84). (Note 9)

      (m)   Special Page One to the Contract (Form VIP-84). (Note 9)

      (n) Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 9)

      (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 9)

      (p) Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 9)

      (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 9)

      (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 9)

      (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 9)

      (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 9)

      (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 9)

      (v)   Individual Variable Annuity Contract (Form VIP-86). (Note 9)

      (w)   Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)

      (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 9)

      (y) Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 9)

      (z) Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 9)

      (aa) Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

      (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 9)

      (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 9)

      (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 9)

      (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. (Note 9)

      (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 9)

      (gg) Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

      (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

      (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 9)

      (jj) Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

      (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

      (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

      (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

      (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 9)

      (oo) Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

      (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

      (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 9)

      (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

      (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 9)

      (tt) Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

      (uu) Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

      (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 9)

      (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 9)

      (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 9)

      (yy)  Endorsement PLI 288-88 to the VIP-86 Contract. (Note 9)

      (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 9)

      (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 9)

      (bbb) Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue). (Note 2)

      (ccc) Endorsement altering the Assignment provision ORD 83922-95. (Note 3)

(5)   Application for Individual Variable Annuity Contract:

      (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 9)

      (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note
            9)

      (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 9)

      (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 9)

      (e)   Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 9)

      (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 9)

      (g)   Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 9)

      (h)   Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 9)

      (i)   Application for VIP annuity contract ORD 87348-92. (Note 2)

      (j)   Supplement to the Application for a VIP contract ORD 87454-92. (Note
            2)

(6)   (a)   Charter of The Prudential Insurance Company of America, as amended
            February 27, 2002. (Note 5)

      (b) By-Laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

      (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 9)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contractowners--Not Applicable.

(13)  Schedule of Performance Computations. (Note 1)

(14)  Powers of Attorney.
      (a) Agnew, Becker, Carbone, Casellas, Cullen, Gilmour, Gray, Hanson, Hiner, Horner, Piszel, Ryan, Schmertz, Thomson, Unruh, Van Ness. (Note 4)

----------
(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 20 to Form S-6, Registration No. 2-80897, filed February 27, 1995.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed 4/10/01 on behalf of The Prudential Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 33-01031, filed February 14, 2003 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)  Incorporated by reference to Post-Effective Amendment No. 24 to
          Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of the Prudential Variable Contract Real Property Account.

(Note 8)  Incorporated by reference to Post-Effective Amendment No. 31 on
          Form N-4, Registration No. 2-80897, filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(Note 9)  Incorporated by reference to Post-Effective Amendment No. 25 to
          Form N-4, Registration No. 2-80897, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under "Directors and Officers" which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Account, Registration No. 333-52754, filed April 17, 2003, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 27. NUMBER OF CONTRACTOWNERS


As of April 30, 2003 there were 57,760 contractowners of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No. 8 to Form N-6, Registration No. 33-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trust: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:

                                POSITIONS AND OFFICES      POSITIONS AND OFFICES
        NAME (1)                  WITH UNDERWRITER            WITH REGISTRANT
-----------------------   -------------------------------- ---------------------
Robert F. Gunia .......   President                                 None


Kenneth I. Schindler ..   Executive Vice President & Chief          None
                          Compliance Officer


Stephen Pelletier .....   Executive Vice President                  None


Bernard B. Winograd ...   Executive Vice President                  None

David R. Odenath ......   Executive Vice President                  None

Edward P. Baird .......   Executive Vice President                  None


William V. Healey .....   Senior Vice President, Secretary          None
                          and Chief Legal Officer


Michael J. McQuade ....   Senior Vice President,                    None
                          Comptroller and
                          Chief Financial Officer


C. Edward Chaplin .....   Executive Vice President and              None
                          Treasurer

Peter J. Boland .......   Vice President and Deputy                 None
                          Chief Operating Officer

The principal business address for the directors and officers is 751 Broad Street, Newark, NJ 07102.


           (c)
-------------------------------------------------------------------------------------------------------------------------
                                Net Underwriting Discounts                                  Brokerage
Name of Principal Underwriter   and Commissions               Compensation on Redemption    Commission
-------------------------------------------------------------------------------------------------------------------------
Prudential Investment
Management Services, LLC        $ 2,769,315                   $ -0-                         $-0-
-------------------------------------------------------------------------------------------------------------------------

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

      (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

      (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

      (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 26th day of June, 2003.

     (SEAL)
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                  (Registrant)

BY:               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)

          SIGNATURE AND TITLE

/s/           *                            /s/            *
--------------------------------           ------------------------------
Arthur F. Ryan                             Allan D. Gilmour
Chairman of the Board, President           Director
And Chief Executive Officer

/s/           *                            /s/            *
--------------------------------           ------------------------------
Anthony S. Piszel                          William H. Gray, III
Senior Vice President and                  Director
Chief Financial Officer

/s/           *                            /s/            *
--------------------------------           ------------------------------
Richard J. Carbone                         Jon F. Hanson
Senior Vice President and                  Director
Chief Financial Officer

/s/           *                            /s/            *
--------------------------------           ------------------------------
Franklin E. Agnew                          Glen H. Hiner
Director                                   Director

/s/           *                            /s/            *
--------------------------------           ------------------------------
Frederic K. Becker                         Constance J. Horner
Director                                   Director

/s/           *                            /s/            *
--------------------------------           ------------------------------
Gilbert F. Casellas                        Ida F.S. Schmertz
Director                                   Director

/s/           *                            /s/            *
--------------------------------           ------------------------------
James G. Cullen                            Richard M. Thomson
Director                                   Director

/s/           *                            /s/            *
--------------------------------           ------------------------------
Allan D. Gilmour                           Stanley C. Van Ness
Director                                   Director
7
/s/           *
--------------------------------
James A. Unruh
Director


                                                    *By: /s/  Thomas C. Castano
                                                         -----------------------
                                                         Attorney-in-Fact
                                                         Dated:  June 26, 2003

                                  EXHIBIT INDEX

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered

(10)     Written consent of PricewaterhouseCoopers LLP, independent accountants

(13)     Schedule of Performance Computations